                                                      1933 Act File No. 33-68090
                                                      1940 Act File No. 811-7988


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

           Pre-Effective Amendment No.                                       [ ]

                       Post-Effective Amendment No. 23                       [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           [X]
                                     OF 1940

                              Amendment No. 23                               [X]

                          LORD ABBETT INVESTMENT TRUST
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

            Lawrence H. Kaplan, Vice President & Assistant Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                immediately on filing pursuant to paragraph (b)
      ---------

          X     on April 1, 1999  pursuant to paragraph (b)
      ---------

                60 days after filing pursuant to paragraph (a)(1)
      ---------

                on (date) pursuant to paragraph (a)(1)
      ---------

                75 days after filing pursuant to paragraph (a)(2)
      ---------

                on (date) pursuant to paragraph (a)(2) of Rule 485
      ---------

If appropriate, check the following box:

      _________ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LORD
ABBETT
INVESTMENT TRUST

Balanced Series


PROSPECTUS
April 1, 1999


[LOGO]


As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents


                                                                            PAGE
                                    The Fund

What you should know         Goal/Approach                                     2
about the fund               Main Risks                                        3
                             Past Performance                                  4
                             Fees and Expenses                                 4


                                Your Investment

Information for managing     Purchases                                         6
your fund account            Opening Your Account                              8
                             Redemptions                                       9
                             Distributions and Taxes                           9
                             Services For Fund Investors                      10
                             Sales Charges and Service Fees                   11
                             Management                                       11


                              For More Information

How to learn more            Other Investment Techniques                      12
about the fund               Glossary of Shaded Terms                         15
                             Recent Performance                               16


                              Financial Information

                             Financial Highlights                             17
                             Compensation For Your Dealer                     19


How to learn more about      Back Cover
the fund and other Lord
Abbett funds

                                    The Fund


GOAL / APPROACH

     The Balanced Fund seeks current income and capital growth. To pursue its objective, the fund invests in a portfolio of underlying funds managed by Lord Abbett. At the date of this prospectus, the underlying funds are:


AFFILIATED FUND             BOND-DEBENTURE FUND        MID-CAP VALUE FUND
  Uses quantitative           Invests in high yield      Focuses on stocks of
  research on a universe      debt securities,           mid-sized companies.
  of large, seasoned          sometimes called "junk
  companies to identify       bonds," which entail       Attempts to identify
  bargain stocks.             greater risks than         undervalued stocks
                              investments in             with potential for
  Uses fundamental            higher-rated debt          significant market
  research to determine       securities.                appreciation from
  a company's prospects                                  growing recognition of
  for exceeding the           Seeks unusual values,      substantial
  earnings expectations       particularly in            improvement in
  reflected in its stock      lower-rated debt           financial results.
  price.                      securities, some of
                              which are convertible
                              into common stocks or
                              have warrants to
                              purchase common
                              stocks.


GROWTH OPPORTUNITIES FUND                    U.S. GOVERNMENT SECURITIES FUND
  Uses quantitative research on a              Invests in U.S. Government
  universe of mid-sized companies to           Securities.
  identify those with superior growth
  possibilities.                               Seeks high current income
                                               consistent with reasonable risk,
  Uses fundamental research to verify          which means that it, over time,
  companies likely to produce                  will have a volatility
  superior returns over a thirty-six           approximating that of the Lehman
  month time frame, by analyzing the           Government Bond Index.
  dynamics in each company within its
  industry and within the economy.


     The fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The fund may change the amounts invested in any or all of the underlying funds at any time, but will always have at least 65% of its assets in Affiliated Fund and Bond-Debenture Fund, taken together. In addition, it will always have at least 25% of its assets invested in fixed-income securities through one or more of the underlying funds. As of the fund's most recent fiscal year end, 54% of the fund's assets were in Affiliated Fund, 45% in Bond-Debenture Fund, and 1% in other assets.

     The fund and each underlying fund may take a temporary defensive position by investing some of it's assets in short-time debt securities. This could reduce the benefits from any upswing in the market and prevent the fund from realizing its investment objective.


WE OR THE FUND refers to the Lord Abbett Balanced Series, ("Balanced Fund") a portfolio of Lord Abbett Investment Trust (the "company") acting as a fund of funds by investing in the underlying funds. The fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

UNDERLYING FUNDS: currently consist of:

   LORD ABBETT AFFILIATED FUND ("Affiliated Fund")

   LORD ABBETT BOND-DEBENTURE FUND ("Bond-Debenture Fund")

   LORD ABBETT MID-CAP VALUE FUND ("Mid-Cap Value Fund")

   LORD ABBETT GROWTH OPPORTUNITIES FUND ("Growth Opportunities Fund")

   U.S. GOVERNMENT SECURITIES SERIES OF LORD ABBETT INVESTMENT TRUST ("U.S. Government Securities Fund")

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.

BARGAIN STOCKS are stocks of companies that appear underpriced according to certain financial measures of their intrinsic worth or business prospects.


2   The Fund

MAIN RISKS

     STOCK MARKET RISKS. Three of the underlying funds, Affiliated Fund, Growth Opportunities Fund and Mid-Cap Value Fund, are subject to stock market risk
     - i.e., the possibility that stock prices will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     FIXED-INCOME SECURITIES RISKS. Two of the underlying funds, Bond-Debenture Fund and U.S. Government Securities Fund, invest primarily or exclusively in fixed-income securities and thus face interest rate risk and credit risk.

       Interest Rate Risk. Generally, the prices of fixed-income securities rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a bond or other debt security, the greater the effect a change in interest rates is likely to have on the instrument's price.

       Credit Risk. The lower-rated bonds in which the Bond-Debenture Fund invests involve risks that the bonds' issuers may not make payments of interest and principal payments when they are due. Some issuers may default as to principal and/or interest payments after the fund purchases their securities.

     An investment in each fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in each fund, but you also have the potential to make money.


MID-SIZED COMPANIES usually have market capitalizations of roughly $500 million to $5 billion, but not less than $50 million.

HIGH YIELD DEBT SECURITIES OR "JUNK BONDS" are rated BB/Ba or lower or unrated, and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

U.S. GOVERNMENT SECURITIES are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


                                                                    The Fund   3

                                     Balanced Fund      Symbols: Class A - LABFX
                                                                 Class C - BFLAX


PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.


                                    [GRAPH]

Best Quarter: 11.37%    Worst Quarter: -6.41%
================================================================================
The table below shows a comparison of the fund's class A, B and C average annual total return to that of Merrill Lynch Wilshire Capital Market Index ("MLWCMI"), Russell 3000 Index ("R3000I"), 60% Russell 3000 40% LB Agg ("60% R3000 40%
LBA") and Lipper Balanced Funds Average ("LBFA"). Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

                                                                                             60% R3000
CLASS                       1 YEAR    INCEPTION(i)     MLWCMI(ii)         R3000I(ii)         40% LBA

A                             2.50%         12.55%         20.72%(iii)
C                             6.70%         14.22%         22.25%(iv)
MLWCMI(ii)                   18.48%          --             --
R3000I(ii)                   18.48%          --             --
60% R3000 40% LBA(ii)        18.48%          --             --
LBFA(ii)                     18.48%          --             --
------------------------------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------

                                                  CLASS A  CLASS B   CLASS C  CLASS P

SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
(as a % of offering price)                           5.75%    none      none     none

Maximum Deferred Sales Charge (See "Purchases")      none     5.00%(3)  1.00%    none

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets) (as a % of average net assets)(1)

Management Fees (See "Management")                   0.75%    0.75%     0.75%    0.75%

Distribution and Service (12b-1) Fees(2)             0.35%    1.00%     1.00%    0.45%

Other Expenses (See "Management")                    0.17%    0.17%     0.17%    0.17%

Total Operating Expenses                             1.27%    1.92%     1.92%    1.37%
--------------------------------------------------------------------------------------


Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i)   The dates of inception for class: A -12/27/94; B -5/1/98; and C -7/15/96.

(ii) Performance for the unmanaged Merrill Lynch Wilshire Capital Market Index does not reflect transaction costs or management fees.

(iii) Represents total returns for the period 12/31/94 to 12/31/98, to correspond with class A inception date.

(iv) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.


MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management. LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEE FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AT ANY TIME. THE FUND'S MOST RECENT FISCAL YEAR TOTAL OPERATING EXPENSES WITH THE FEE WAIVER WERE 0.52% (CLASS A SHARES), 1.17% (CLASS B AND C SHARES), AND 0.62% (CLASS P SHARES).

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as transfer agency, legal and share registration fees. The fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the fund's other expenses.

--------------------------------------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(4) The ratio shown above is an estimate for the current fiscal year. For its most recent fiscal year, Growth Opportunities Fund's expense ratio after fee waivers and reimbursements, and excluding any 12b-1 fees which would not be applicable to Y shares, was 0%. Without waivers and reimbursements, it would have been 1.58%.


4   The Fund

     While each class of shares of the fund is expected to operate with the direct total operating expenses shown under "Fees and Expenses" above, shareholders in the fund bear indirectly the Class Y share expenses of the underlying funds in which the fund invests. The following chart provides the expense ratio for each of the underlying fund's class Y shares (based on information as of each of their most recently completed fiscal years):

                                                   UNDERLYING FUNDS'
                                                   EXPENSE RATIOS

Lord Abbett Affiliated Fund                        0.40%
Lord Abbett Bond-Debenture Fund                    0.60%
Lord Abbett Mid-Cap Value Fund                     0.92%
Lord Abbett Growth Opportunities Fund              1.09%(4)
Lord Abbett U.S. Government Securities Fund        0.66%
--------------------------------------------------------------------------------

     Based on the expense ratios above and the percentage of the fund's assets invested in the underlying funds as of November 30, 1998, the weighted average Class Y share expense ratio for the underlying funds is 0.49% (the "underlying expense ratio"). This amount is only an approximation of the fund's underlying expense ratio, since its assets invested in each of the underlying funds changes daily.

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

SHARE CLASS                  1 YEAR         3 YEARS       5 YEARS       10 YEARS

Class A shares               $697           $954          $1,232        $2,023
Class B shares               $695           $903          $1,236        $2,076
Class C shares               $295           $603          $1,036        $2,245
Class P shares               $139           $434          $750          $1,649
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares               $697           $954          $1,232        $2,023
Class B shares               $195           $603          $1,036        $2,076
Class C shares               $195           $603          $1,036        $2,245
Class P shares               $139           $434          $750          $1,649
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


                                                                    The Fund   5

                                Your Investment


PURCHASES

     This prospectus offers four classes of shares, classes A, B, C and P (call 800-821-5129 to find out if P shares are available in your state). These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                  TO COMPUTE
                                    AS A              AS A         OFFERING
                                    % OF              % OF          PRICE
                                  OFFERING            YOUR          DIVIDE
YOUR INVESTMENT                     PRICE          INVESTMENT       NAV BY

Less than $50,000                   5.75%             6.10%         .9425
$50,000 to $99,999                  4.75%             4.99%         .9525
$100,000 to $249,999                3.75%             3.90%         .9625
$250,000 to $499,999                2.75%             2.83%         .9725
$500,000 to $999,999                2.00%             2.04%         .9800
$1,000,000 and over                 No Sales Charge                 1.0000
--------------------------------------------------------------------------------

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

       RIGHTS OF ACCUMULATION -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

       STATEMENT OF INTENTION -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.


NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


Share classes

CLASS A
   normally offered with a front-end sales charge

CLASS B
   no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

   automatically convert to class A shares after eight years

CLASS C
   no front-end sales charge

   higher annual expenses than class A shares

   a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

CLASS P
   available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


6   Your Investment

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

        purchases of $1 million or more*

        purchases by Retirement Plans with at least 100 eligible employees*

        purchases under a Special Retirement Wrap Program*

        purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

        purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     * These categories may be subject to a Contingent Deferred Sales Charge ("CDSC").


     CLASS A SHARE CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

        benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

        redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program


     CLASS B SHARE CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                               CONTINGENT DEFERRED SALES CHARGE
THE DAY ON WHICH THE                            ON REDEMPTION (AS % OF AMOUNT
PURCHASE ORDER WAS ACCEPTED                     SUBJECT TO CHARGE)

On                               Before
--------------------------------------------------------------------------------

                                 1st            5.0%
1st                              2nd            4.0%
2nd                              3rd            3.0%
3rd                              4th            3.0%
4th                              5th            2.0%
5th                              6th            1.0%
on or after the 6th(2)                          None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)


RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION. (class A only) under $50,000 - no documentation necessary over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                             Your Investment   7

     The class B share CDSC generally will be waived under any one of the following conditions:

        benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans (documentation may be required)

        Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

        redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.


     CLASS C SHARE CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.


     CLASS P SHARES. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.


OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

        Regular account                                                   $1,000

        Individual Retirement Accounts and 403(b) Plans under the
        Internal Revenue Code                                               $250

        Uniform Gifts to Minors Account                                     $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     BALANCED FUND
     P.O. Box 419100
     Kansas City, MO 64141

     PROPER FORM. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

     BY EXCHANGE. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


IMPORTANT INFORMATION. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.


8   Your Investment

REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC" or "Class C Share CDSC."


DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. The fund expects to pay income dividends from investment income monthly. If a capital gain distribution is declared, the fund expects to pay it annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of any distribution is the same regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

                                                         Tax rate for
Type of                     Tax rate for taxpayer        taxpayer subject
distribution                subject to 15% bracket       to 28% bracket or above

INCOME                      Ordinary                     Ordinary
DIVIDENDS                   income rate                  income rate

SHORT-TERM                  Ordinary                     Ordinary
CAPITAL GAINS               income rate                  income rate

LONG-TERM
CAPITAL GAINS               10%                          20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.


TAXES ON TRANSACTIONS. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                             Your Investment   9

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================

For investing
INVEST-A-MATIC        You can make fixed, periodic investments ($50 minimum)
(Dollar-cost          into your fund account by means of automatic money
averaging)            transfers from your bank checking account. See the
                      attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


For selling shares
SYSTEMATIC            You can make regular withdrawals from most Lord Abbett
WITHDRAWAL            funds. Automatic cash withdrawals can be paid to you from
PLAN ("SWP")          your account in fixed or variable amounts. To establish a
                      plan, the value of your shares must be at least $10,000,
                      except for Retirement Plans for which there is no minimum.
                      Your shares must be in non-certificate form.

CLASS B SHARES        The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of
                      your SWP request. For class B share redemptions over 12%
                      per year, the CDSC will apply to the entire redemption.
                      Please contact the fund for assistance in minimizing the
                      CDSC in this situation.

CLASS B AND           Redemption proceeds due to a SWP for class B and class C
C SHARES              shares will be redeemed in the order described under
                      "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

   Traditional, Rollover, Roth and Education IRAs

   Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

   Defined Contribution Plans


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


10   Your Investment













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


SALES CHARGES AND SERVICE FEES

     SALES AND SERVICE COMPENSATION. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1% for the four months ended March 31, 1998. Lord Abbett waived its management fee subsequent to that date. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, heads the team, the other senior members of which include Robert G. Morris and W. Thomas Hudson, Jr., each a Partner of Lord Abbett, and Eli Salzman, Portfolio Manager. Mr. Brown has been with Lord Abbett since 1992. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. during 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.


12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                            Your Investment   11

                              For More Information


OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and each underlying fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The fund and each underlying fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling options and futures contracts, and rights and warrants. The fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     AFFILIATED FUND. The investment objective of the Affiliated Fund is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund uses quantitative research to identify those large, seasoned companies whose stocks it believes represent the best bargains, fundamental research to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price, and business cycle analysis to assess the economic and interest rate sensitivity of its portfolio.

     BOND-DEBENTURE FUND. The investment objective of the Bond-Debenture Fund is high current income and the opportunity for capital appreciation to produce a high total return. Although the Bond-Debenture Fund normally invests in high yield debt securities, at least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

     BORROWING. Each underlying fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each underlying fund may borrow only for temporary or emergency purposes, and not more than 33 1/3% of its total assets.

     CLOSED-END INVESTMENT COMPANIES. The Growth Opportunities Fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

     DIVERSIFICATION. Each fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

     FINANCIAL FUTURES TRANSACTIONS. Financial Futures are exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. The Growth Opportunities Fund may purchase and sell futures contracts and options. The Growth Opportunities Fund will not enter into any futures contracts or options thereon, if the aggregate market value of the securities covered by such contracts exceeds 50% of such fund's total assets.


12   For More Information













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     FOREIGN SECURITIES. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may be traded on days when an underlying fund does not value them. Fund share prices could be affected on days when an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices.

     The Affiliated Fund may invest up to 10% of its assets, the Bond-Debenture Fund up to 20% of its assets, the Growth Opportunities Fund up to 35% of its assets and the Mid-Cap Value Fund up to 10% of its assets, measured at the time of investment in foreign securities.

     GROWTH OPPORTUNITIES FUND. The Growth Opportunities Fund seeks capital appreciation, using a growth style of investing. This means that it favors companies that show the potential for stronger than expected earnings or growth.

     ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

     MID-CAP VALUE FUND. The Mid-Cap Value Fund seeks capital appreciation, primarily by investing in common stocks of mid-sized companies, using a value approach to investing. The fund selects stocks based on capital appreciation potential, without regard to current income.

     OPTIONS TRANSACTIONS. A put option on securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option of the writer (seller) of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price.

     A call option on securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price.

     Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

     The writer of a put option might be obligated to purchase underlying securities for more than their current market value.

     When a fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. The Growth Opportunities Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     The Growth Opportunities Fund may purchase foreign currency put options and write foreign currency call options on national securities exchanges or national over-the-


                                                       For More Information   13
     counter ("OTC") markets. OTC options are generally less liquid and involve issuer credit risk. The premiums paid for Growth Opportunities foreign currency put options will not exceed 5% of the net assets of the fund. Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Growth Opportunities Fund's net assets. The face value of currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Growth Opportunities Fund to cover such call writing or (b) to be crossed.

     The Growth Opportunities Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the fund's net assets. Each fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options. In addition, the Growth Opportunities Fund may write covered call options on securities having an aggregate market value not to exceed 5% of that fund's assets.

     Each fund will write only "covered" options. The Affiliated, Bond-Debenture and Growth Opportunities Funds will only write "covered" call options on securities having an aggregate market value not to exceed 10% of the Affiliated Fund's assets, 20% of the Bond-Debenture Fund's assets and 25% of the Growth Opportunities Fund's assets.

     PORTFOLIO SECURITIES LENDING. Each fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 30% of its total assets, except the Growth Opportunities Fund is 5% of its total assets.

     REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

     RIGHTS AND WARRANTS. The Growth Opportunities Fund may invest in rights and warrants to purchase securities.

     Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

     The value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

     RULE 144A SECURITIES. Each fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.


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     U.S. GOVERNMENT SECURITIES FUND. The investment objective of the U.S.
     Government Securities Fund is high current income consistent with reasonable risk. This means that the fund, over time, will have a volatility approximating that of the Lehman Government Bond Index. The fund does not seek growth of capital, but capital appreciation may result from efforts to secure high current income.

     WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.


GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional pay-ments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     ELIGIBLE MANDATORY DISTRIBUTIONS. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe,


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


     Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND ADVISORY PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


RECENT PERFORMANCE

     The Balanced Fund adopted a "fund of funds" format on April 1, 1998 and divided assets 60%/40% between shares of Lord Abbett Affiliated Fund (equity) and Lord Abbett Bond-Debenture Fund (fixed-income) during the third quarter of 1998. (i) In the fourth quarter of 1998, after significant equity price increases, we changed the allocation to 55% equity and 45% fixed-income. Earlier in the year, Affiliated Fund performance benefited from an increased weighting in insurance stocks, which performed well. Fund performance was also enhanced by an over-weighting in utility stocks, particularly during the third quarter. The overall strategy of Bond-Debenture Fund is to identify good bond values while being careful about credit selection. Throughout the year, Lord Abbett reduced that fund's corporate bond holdings in basic industries such as steel, paper and chemicals because Lord Abbett believed there was little opportunity for these companies to raise prices on their products. Lord Abbett emphasized industries where cash flows are steady, such as telecommunications, media and cable television providers. Lord Abbett expects that long-term returns can be enhanced due to our selection of well-managed high-yield companies, whose bonds represent particularly good value because they are currently yielding more than 6% over Treasuries.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

   In the case of the estate -

     Robert A. Doe
     Executor of the Estate of
     John W. Doe

     [DATE]

                   SIGNATURE GUARANTEED
                   MEDALLION GUARANTEED
                   (NAME OF GUARANTOR)

                    /s/ David R. Levy
     ------------------------------------------------
                                 AUTHORIZED SIGNATURE

        (960)                                X9003470

     SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                                   SR


   In the case of the corporation -

     ABC Corporation

     Mary B. Doe

     By Mary B. Doe, President

     [DATE]

                   SIGNATURE GUARANTEED
                   MEDALLION GUARANTEED
                   (NAME OF GUARANTOR)

                    /s/ David R. Levy
     ------------------------------------------------
                                 AUTHORIZED SIGNATURE

        (960)                                X9003470

     SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                                   SR


YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.

(i) The portfolio is actively managed and as a result, asset allocation may change from time to time.


16   For More Information

                             Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

====================================================================================================================
                                                                              CLASS A SHARES
                                                   -----------------------------------------------------------------
                                                                        Period Ended November 30,

Per Share Operating Performance:                     1998          1997         1996(d)       1996         1995(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $12.80        $11.81       $11.30        $10.71        $9.52

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               .54(e)        .47(e)       .0312         .472         .365
  Net realized and unrealized
    gain on investments                               .40          1.15          .5208         .732        1.185
Total from investment operations                      .94          1.62          .552         1.204        1.55

DISTRIBUTIONS
  Dividends from net investment income               (.52)         (.46)        (.0420)       (.462)       (.36)
  Distributions from net realized gain               (.35)         (.17)        --            (.152)        --

NET ASSET VALUE, END OF PERIOD                     $12.87        $12.80       $11.81        $11.30       $10.71

TOTAL RETURN(b)                                      7.69%        14.24%        4.89%(c)     11.55%       16.32%(c)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and reimbursement       0.27%(f)      1.10%(f)     0.07%(c)      0.93%        0.37%(c)
  Expenses, excluding waiver and reimbursement       0.92%         1.53%        0.11%(c)      1.59%        1.26%(c)
  Net investment income                              4.28%         3.89%        0.26%(c)      4.18%        4.39%(c)

====================================================================================================================
                                               CLASS B SHARES                      CLASS C SHARES
                                                ------------     ---------------------------------------------------
                                                Period Ended                        Period Ended
                                                November 30,                        November 30,

Per Share Operating Performance:                     1998(a)       1998         1997          1996(d)      1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $13.14        $12.78       $11.79        $11.29       $10.73

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               .25(e)        .41(e)       .35(e)        .0067        .0349
  Net realized and unrealized
    gain (loss) on investments                       (.28)          .40         1.15           .5298        .6346
Total from investment operations                     (.03)          .81         1.50           .5365        .6695

DISTRIBUTIONS
  Dividends from net investment income               (.25)         (.39)        (.34)         (.0365)      (.0730)
  Distributions from net realized gain               --            (.35)        (.17)         --           (.0365)

NET ASSET VALUE, END OF PERIOD                     $12.86        $12.85       $12.78        $11.79       $11.29

TOTAL RETURN(b)                                     (0.16)%(c)     6.62%       13.14%         4.76%(c)     7.78%(c)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and reimbursement       0.61%(c)(f)   1.26%(f)     2.08%(f)      0.16%(c)     0.62%(c)
  Expenses, excluding waiver and reimbursement       1.26%(c)      1.91%        2.51%         0.20%(c)     0.77%(c)
  Net investment income                              1.98%(c)      3.24%        2.88%         0.17%(c)     0.70%(c)

====================================================================================================================
                                                                        Period Ended November 30,
                                                   -----------------------------------------------------------------

SUPPLEMENTAL DATA FOR ALL CLASSES:                   1998          1997         1996(d)       1996         1995(a)
NET ASSETS, END OF PERIOD (000)                   $57,675       $20,340      $11,406       $10,988       $5,713

PORTFOLIO TURNOVER RATE                            131.36%       216.07%      10.05%        187.78%      131.80%
====================================================================================================================

(a) Commencement of offering (class A shares: December 27, 1994; class B shares: May 1, 1998 and class C shares: July 15, 1996) respective class shares.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c)  Not annualized.

(d)  For the one month ended November 30, 1996.

(e)  Calculated using average shares outstanding during the period.

(f) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.


See Notes to Financial Statements.

                                                      Financial Information   17

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Merrill Lynch Wilshire Capital Market Index, assuming reinvestment of all dividends and distributions.


                                    [GRAPH]

          Fiscal Year-end 11/30

     The fund (class A shares) at net asset value
     The fund (class A shares) maximum offering price(1)
     Merrill Lynch Wilshire Capital Market Index(2)
     Russell 3000 Index(2)
     60% Russel 300 40% LB Agg Index(2)
     Lipper Balanced Funds Average(2)

================================================================================

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 1998

                    1 YEAR           10 YEARS (OR LIFE)

Class A(3)          1.60%            12.31%
Class C(4)          5.55%            13.86%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998 using the SEC-required uniform method to compute such return.

(2) Performance for the unmanaged Merrill Lynch Wilshire Capital Market Index does not reflect transaction costs, management fees or sales charges.

(3) The class A shares were first offered on 12/27/94. Performance reflects the deduction of a CDSC of 5.75%.

(4) The class C shares were first offered on 7/15/96. Performance is at net asset value.


18   Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                      FIRST YEAR COMPENSATION

                           Front-end
                           sales charge                 Dealer's
                           paid by investors            concession                  Service fee(1)             Total compensation(2)
Class A investments        (% of offering price)        (% of offering price)       (% of net investment)      (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------

Less than $50,000          5.75%                        5.00%                       0.25%                      5.24%
$50,000 - $99,999          4.75%                        4.00%                       0.25%                      4.24%
$100,000 - $249,999        3.75%                        3.25%                       0.25%                      3.49%
$250,000 - $499,999        2.75%                        2.25%                       0.25%                      2.49%
$500,000 - $999,999        2.00%                        1.75%                       0.25%                      2.00%
------------------------------------------------------------------------------------------------------------------------------------

$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or Special Retirement Wrap Program(3)

First $5 million           no front-end sales charge    1.00%                       0.25%                      1.25%
Next $5 million
  above that               no front-end sales charge    0.55%                       0.25%                      0.80%
Next $40 million
  above that               no front-end sales charge    0.50%                       0.25%                      0.75%
Over $50 million           no front-end sales charge    0.25%                       0.25%                      0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                       Paid at time of sale (% of net asset value)
All amounts                no front-end sales charge    3.75%                       0.25%                      4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
All amounts                no front-end sales charge    0.75%                       0.25%                      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                       Percentage of average net assets
All amounts                no front-end sales charge    0.25%                       0.20%                      0.45%
====================================================================================================================================


                                               ANNUAL COMPENSATION AFTER FIRST YEAR
------------------------------------------------------------------------------------------------------------------------------------

Class A investments
All amounts                no front-end sales charge    none                        0.25%                      0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                       Percentage of average net assets(4)
All amounts                no front-end sales charge    none                        0.25%                      0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
All amounts                no front-end sales charge    0.75%                       0.25%                      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                       Percentage of average net assets
All amounts                no front-end sales charge    0.25%                       0.20%                      0.45%
------------------------------------------------------------------------------------------------------------------------------------


(1) The service fee for class A and P shares are paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.


                                                      Financial Information   19

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on this fund is available free upon request, including the following:


ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the fund and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).



Lord Abbett Investment Trust -
   Balanced Series

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
---------------------------
SEC file number: 811-7988


To obtain information:

BY TELEPHONE. Call the fund at:
800-426-1130

BY MAIL. Write to the fund at:
The Lord Abbett Family of Fund
767 Fifth Avenue
New York, NY 10153-0203

VIA THE INTERNET.
LORD, ABBETT & CO.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


LAIT-BAL-1-499

(4/99)

LORD
ABBETT

             High Yield Fund



PROSPECTUS
April 1, 1999



LORD ABBETT & CO. [LOGO]


          As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

          Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                                Table of Contents

                                                                          PAGE
                              The Fund

            What you should know     Goal/Approach                          2
                  about the fund     Main Risks                             2
                                     Fees and Expenses                      3

                          Your Investment

        Information for managing     Purchases                              4
               your fund account     Opening Your Account                   6
                                     Redemptions                            7
                                     Distributions and Taxes                7
                                     Services For Fund Investors            8
                                     Sales Charges and Service Fees         9
                                     Management                            10

                        For More Information

               How to learn more     Other Investment Techniques           11
                  about the fund     Glossary of Shaded Terms              12

                        Financial Information

                                     Compensation For Your Dealer          14

     How to learn more about the
fund and other Lord Abbett funds     Back Cover

                                    The Fund


GOAL / APPROACH

     The fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Normally, we invest in lower-rated debt securities, sometimes called "junk bonds," which entail greater risks than investments in higher-rated debt securities.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Under normal circumstances, we invest at least 65% of our total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.

     We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, may generate higher yields.

     While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

MAIN RISKS

     The lower-rated bonds in which the fund invests involve risks that the bond's issuers will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after we purchase their securities. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate. When interest rates decline, share value may rise. When interest rates rise, share value may decline. The fund uses investment practices, such as investments in foreign securities, illiquid securities and other securities, that could adversely affect performance.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

     WE OR THE FUND refers to Lord Abbett High Yield Fund ("High Yield Fund"). The fund is a series of Lord Abbett Investment Trust (the "company"), which operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

     ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

     HIGH YIELD DEBT SECURITIES. The fund may invest all of its assets in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

     FOREIGN SECURITIES are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices.

     You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.

2 The Funds

                                                                 High Yield Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

==============================================================================================
FEE TABLE
----------------------------------------------------------------------------------------------
                                                          CLASS A   CLASS B   CLASS C  CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
----------------------------------------------------------------------------------------------
(as a % of offering price)                                 4.75%     none      none      none
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")            none      5.00%(1)  1.00%     none
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
fund assets) (as a % of average net assets)(2)
----------------------------------------------------------------------------------------------
Management Fees (See "Management")                         0.60%     0.60%     0.60%     0.60%
----------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)                   0.35%     1.00%     1.00%     0.45%
----------------------------------------------------------------------------------------------
Other Expenses (See "Management")                          0.25%     0.25%     0.25%     0.25%
----------------------------------------------------------------------------------------------
Total Operating Expenses                                   1.20%     1.85%     1.85%     1.30%
----------------------------------------------------------------------------------------------

================================================================================
EXPENSE EXAMPLE
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

SHARE CLASS       1 YEAR    3 YEARS       5 YEARS     10 YEARS
Class A shares     $591       $838         $1,103      $1,863
--------------------------------------------------------------
Class B shares     $688       $881         $1,200      $2,001
--------------------------------------------------------------
Class C shares     $288       $581         $1,000      $2,171
--------------------------------------------------------------
Class P shares     $132       $412         $  713      $1,570
--------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares     $591         $838       $1,103      $1,863
--------------------------------------------------------------
Class B shares     $188         $581       $1,000      $2,001
--------------------------------------------------------------
Class C shares     $188         $581       $1,000      $2,171
--------------------------------------------------------------
Class P shares     $132         $412       $  713      $1,570
--------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

12b-1 FEES refer to fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid by the fund for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The annual operating expenses are based on estimated expenses for the current fiscal year.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     The Funds 3

                                Your Investment

PURCHASES

     This prospectus offers four classes of shares, classes A, B, C and P (call 800-821-5129 to find out if class P shares are available in your state). Although a fund may have more than one class of shares, these different classes represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                           AS A % OF        AS A % OF     TO COMPUTE OFFERING
YOUR INVESTMENT         OFFERING PRICE   YOUR INVESTMENT  PRICE DIVIDE NAV BY
================================================================================
Less than $50,000            4.75%             4.99%            .9525
--------------------------------------------------------------------------------
$50,000 to $99,999           4.75%             4.99%            .9525
--------------------------------------------------------------------------------
$100,000 to $249,999         3.75%             3.90%            .9625
--------------------------------------------------------------------------------
$250,000 to $499,999         2.75%             2.83%            .9725
--------------------------------------------------------------------------------
$500,000 to $999,999         2.00%             2.04%            .9800
--------------------------------------------------------------------------------
$1,000,000 and over          No Sales Charge                   1.0000
--------------------------------------------------------------------------------

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

       RIGHTS OF ACCUMULATION -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

       STATEMENT OF INTENTION -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends and distributions are not included. A statement of intention can be back-dated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.


     NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

     Share classes

     CLASS A

       normally offered with a front-end sales charge

     CLASS B

       no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

       automatically convert to class A shares after eight years

     CLASS C

       no front-end sales charge

       higher annual expenses than class A shares

       a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

     CLASS P

       available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

4 Your Investment

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

       purchases of $1 million or more*

       purchases by Retirement Plans with at least 100 eligible employees*

       purchases under a Special Retirement Wrap Program*

       purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

       purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     *These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

     CLASS A SHARE CDSC. If you buy class A shares under one of the starred (O) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

       redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     CLASS B SHARE CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                          CONTINGENT DEFERRED SALES CHARGE
THE DAY ON WHICH THE                       ON REDEMPTIONS (AS A % OF AMOUNT
PURCHASE ORDER WAS ACCEPTED                SUBJECT TO CHARGE)

On                                 Before
--------------------------------------------------------------------------------
                                   1st                 5.0%
--------------------------------------------------------------------------------
1st                                2nd                 4.0%
--------------------------------------------------------------------------------
2nd                                3rd                 3.0%
--------------------------------------------------------------------------------
3rd                                4th                 3.0%
--------------------------------------------------------------------------------
4th                                5th                 2.0%
--------------------------------------------------------------------------------
5th                                6th                 1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                 None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

     CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

     To minimize the amount of any CDSC, the fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

     3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

     RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

     LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

     BENEFIT PAYMENT DOCUMENTATION. (class A only)

       under $50,000 - no documentation necessary

       over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

                                                               Your Investment 5

     The class B share CDSC generally will be waived under any one of the following conditions:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

       Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

       redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.

     CLASS C SHARE CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     CLASS P SHARES. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

       Regular account                                         $1,000
       Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code              $250
       Uniform Gifts to Minors Account                           $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     HIGH YIELD FUND
     P.O. Box 419100
     Kansas City, MO 64141

     PROPER FORM. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

     BY EXCHANGE. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     IMPORTANT INFORMATION. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

6 Your Investment

REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC" or "Class C Share CDSC."

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. The fund expects to pay such income dividends to shareholders monthly. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in the fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
FEDERAL TAXABILITY OF DISTRIBUTIONS

Type of               Tax rate for taxpayer        Tax rate for taxpayer subject
distribution          subject to 15% bracket        to 28% bracket or above
--------------------------------------------------------------------------------
INCOME                Ordinary Income               Ordinary Income
DIVIDENDS             Rate                          Rate
--------------------------------------------------------------------------------
SHORT-TERM            Ordinary Income               Ordinary Income
CAPITAL GAINS         Rate                          Rate
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAINS         10%                           20%
--------------------------------------------------------------------------------



     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     ANNUAL INFORMATION -- Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

     SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

     ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     TAXES ON TRANSACTIONS. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

     Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

     Any gains realized on the fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

                                                          Your Investment      7

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
For investing


INVEST-A-MATIC     You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost       your fund account by means of automatic money transfers from
averaging)         your bank checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


For selling shares

SYSTEMATIC         You can make regular withdrawals from most Lord Abbett
WITHDRAWAL         funds. Automatic cash withdrawals can be paid to you from
PLAN ("SWP")       your account in fixed or variable amounts. To establish a
                   plan, the value of your shares must be at least $10,000,
                   except for Retirement Plans for which there is no minimum.
                   Your shares must be in non-certificate form.

CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                   SWP request. For class B share redemptions over 12% per
                   year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in
                   this situation.

CLASS B AND        Redemption proceeds due to a SWP for class B and class C
C SHARES           shares will be redeemed in the order described under
                   "Purchases."
================================================================================

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Lord Abbett offers a variety of Retirement Plans.

     Call 800-253-7299 for information about:

       Traditional, Rollover, Roth and Education IRAs

       Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

       Defined Contribution Plans

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

8 Your Investment

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     SALES AND SERVICE COMPENSATION. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the fund's class A and class C shares for activities that are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for those other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                               Your Investment 9

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.

10 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts. The fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     BORROWING. The fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

     EQUITY SECURITIES. The fund may also invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

     FOREIGN SECURITIES. The fund will limit its investments in foreign securities to 20% of its total assets. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when the fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductible withholding taxes and different accounting and settlement practices.

     ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. These may include illiquid Rule 144A securities. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

     OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. The fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. The fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of

                                                         For More Information 11
     its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

     In addition, the use of options and financial futures transactions to achieve the fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assumed.

     PORTFOLIO SECURITIES LENDING. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering the fund's securities if the borrower defaults. The fund will limit their securities loans to 30% of its total assets, and all loans must be fully collateralized with short-term liquid securities.

     REPURCHASE AGREEMENTS. The fund may enter into Repurchase Agreements. In a Repurchase Agreement, the fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

     RULE 144A SECURITIES. The fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consisted of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord

12 For More Information

     Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     ELIGIBLE MANDATORY DISTRIBUTIONS. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND ADVISORY PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. This is a program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

     GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

       In the case of the estate -

         Robert A. Doe
         Executor of the Estate of
         John W. Doe

       [DATE]

       SIGNATURE GUARANTEED
       MEDALLION GUARANTEED
        NAME OF GUARANTOR

                DAVID R. LEVY
-------------------------------------
             AUTHORIZED SIGNATURE
      (960)       X 9003470
      SECURITIES TRANSFER AGENTS MEDALLION PROGRAM 'TM'
                                                    SR


       In the case of the corporation -
         ABC Corporation

         Mary B. Doe

         By Mary B. Doe, President

       [DATE]

       SIGNATURE GUARANTEED
       MEDALLION GUARANTEED
        NAME OF GUARANTOR

                DAVID R. LEVY
-------------------------------------
             AUTHORIZED SIGNATURE
      (960)       X 9003470
      SECURITIES TRANSFER AGENTS MEDALLION PROGRAM 'TM'
                                                    SR

     YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

     Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.

                                                         For More Information 13

                             Financial Information

COMPENSATION FOR YOUR DEALER

==================================================================================================================================
                            FIRST YEAR COMPENSATION

                                  Front-end
                                  sales charge              Dealer's
                                  paid by investors         concession              Service fee(1)         Total compensation(2)
Class A investments               (% of offering price)     (% of offering price)   (% of net investment)  (% of offering price)
==================================================================================================================================
Less than $50,000                        4.75%                     4.00%                    0.25%                  4.24%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                     4.25%                    0.25%                  4.49%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                     3.25%                    0.25%                  3.49%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                     2.50%                    0.25%                  2.74%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                     1.75%                    0.25%                  2.00%
----------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
----------------------------------------------------------------------------------------------------------------------------------
First $5 million               no front-end sales charge           1.00%                    0.25%                  1.25%
----------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that     no front-end sales charge           0.55%                    0.25%                  0.80%
----------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that    no front-end sales charge           0.50%                    0.25%                  0.75%
----------------------------------------------------------------------------------------------------------------------------------
Over $50 million               no front-end sales charge           0.25%                    0.25%                  0.50%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Paid at time of sale (% of net asset value)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           3.75%                    0.25%                  4.00%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           0.75%                    0.25%                  1.00%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                 Percentage of average net assets
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           0.25%                    0.20%                  0.45%
----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                       ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           none                     0.25%                  0.25%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Percentage of average net assets(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           none                     0.25%                  0.25%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           0.65%                    0.25%                  0.90%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                 Percentage of average net assets
----------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge           0.25%                    0.20%                  0.45%
----------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of class C shares for fixed-income funds, such as High Yield Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares.

14 Financial Information

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


     LORD ABBETT HIGH YIELD FUND

     The General Motors Building
     767 Fifth Avenue
     New York, NY 10153-0203
     ---------------------------
     SEC file number: 811-7988

     To obtain information:

     BY TELEPHONE. Call the fund at:
     800-426-1130

     BY MAIL. Write to the fund at:
     The Lord Abbett Family of Funds
     767 Fifth Avenue
     New York, NY 10153-0203

     VIA THE INTERNET.
     LORD, ABBETT & CO.
     http://www.lordabbett.com

     Text only versions of fund documents can be viewed online or downloaded from:
     SEC
     http://www.sec.gov

     You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

     LAHYF-1-499
     (4/99)

LORD                           Limited Duration U.S.
ABBETT                            Government Securities Series
INVESTMENT TRUST               U.S. Government Securities Series



PROSPECTUS
APRIL 1, 1999





LORD ABBETT & CO [LOGO]




     As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

     Class P shares of each fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                                                         PAGE
                              The Funds
      Information about the goal/     Limited Duration U.S.
       approach, main risks, past        Government Securities Fund        2
   performance, fees and expenses     U.S. Government Securities Fund      4

                           Your Investment

         Information for managing     Purchases                            6
                your fund account     Opening Your Account                 8
                                      Redemptions                          9
                                      Distributions and Taxes              9
                                      Services For Fund Investors         10
                                      Sales Charges and Service Fees      11
                                      Management                          12

                         For More Information

                How to learn more     Other Investment Techniques         13
                  about the funds     Glossary of Shaded Terms            14
                                      Recent Performance                  15

                        Financial Information

             Financial highlights     Limited Duration U.S.
                     of each fund        Government Securities Fund       16
                                      U.S. Government Securities Fund     18
                                      Compensation For Your Dealer        20

     How to learn more about the      Back Cover
fund and other Lord Abbett funds


                Limited Duration U.S. Government Securities Fund

                                   The Funds


GOAL / APPROACH

     The fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities.

     To pursue its goal, the fund primarily invests in short- and intermediate-duration U.S. Government securities which the fund expects will produce a high level of income. Investments of the fund include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued by U.S. Government agencies and its instrumentalities. These obligations issued by U.S. Government agencies include:

       Federal Home Loan Banks

       Federal Home Loan Mortgage Corporation ("FHLMC's")

       Federal National Mortgage Association ("FNMA's")

       Government National Mortgage Association ("GNMA's")

       Mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including "component securities"


MAIN RISKS

       The U.S. Government securities in which the fund invests are guaranteed as to timely payments of interest and principal. However, the market price for these securities are not guaranteed and will fluctuate. Such securities will not protect investors against price changes due to changing interest rates. The fund does not seek to maintain a stable net asset value, and may not be able to return dollar-for-dollar the money invested. The value of shares of the fund will change as the general levels of interest rates fluctuate. When interest rates decline, share value generally rises. Conversely, when rates rise, share value generally declines. The fund may employ other investment practices, such as investing in illiquid and other securities, which could adversely affect performance.

       An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

       WE OR THE FUND refers to Limited Duration U.S. Government Securities Series ("Limited Duration U.S. Government Fund"), a series of Lord Abbett Investment Trust (the "company"). The fund operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

       ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

       MORTGAGE-BACKED SECURITIES directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The price of mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

2 The Funds

Limited Duration U.S. Gov't Securities Fund             Symbols: Class A - LALDX
                                                                 Class C - LDLAX

PAST PERFORMANCE

       The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.


[PERFORMANCE GRAPH]

"94"   -3.5%
"95"   10.1%
"96"    1.3%
"97"    6.9%
"98"    6.6%
Best Quarter: 20.03% Worst Quarter: -7.20%

The table below shows a comparison of the fund's class A and C average annual total return to that of the Lipper's Short U.S. Government Fund Index, Lipper's Intermediate U.S. Government Fund Index, and the Lehman Intermediate Government Bond Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

CLASS                 1 YEAR         5 YEARS       INCEPTION(i)      LSUSGFI(ii)     LIUSGFI(ii)   LIGBI(ii)
A                     3.30%           3.54%           3.48%             5.62%           6.11%        6.43%
------------------------------------------------------------------------------------------------------------
C                     4.20%            --             5.91%             6.68%           8.65%        8.29%
------------------------------------------------------------------------------------------------------------
LSUSGF Index(ii)      6.56%           5.63%            --                --              --            --
------------------------------------------------------------------------------------------------------------
LIUSGF Index(ii)      8.17%           6.12%            --                --              --            --
------------------------------------------------------------------------------------------------------------
LIGB Index(ii)        8.49%           6.45%            --                --              --            --
------------------------------------------------------------------------------------------------------------


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

=====================================================================================
Fee Table
-------------------------------------------------------------------------------------
                                                           CLASS A   CLASS C  CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------
(as a % of offering price)                                  3.00%      none     none
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")             none       1.00%    none
-------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted
from fund assets) (as a % of average net assets)(1)
-------------------------------------------------------------------------------------
Management Fees (See "Management")                          0.50%      0.50%    0.50%
-------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)                    0.00%      1.00%    0.45%
-------------------------------------------------------------------------------------
Other Expenses (See "Management")                           0.88%      0.88%    0.88%
-------------------------------------------------------------------------------------
Total Operating Expenses                                    1.38%      2.38%    1.83%
-------------------------------------------------------------------------------------

=====================================================================================
Expense example
-------------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.



SHARE CLASS          1 YEAR      3 YEARS    5 YEARS      10 YEARS
Class A shares        $436         $724      $1,032       $1,910
-----------------------------------------------------------------
Class C shares        $341         $742      $1,270       $2,718
-----------------------------------------------------------------
Class P shares        $186         $575      $  990       $2,150
-----------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $436         $724      $1,032       $1,910
-----------------------------------------------------------------
Class C shares        $241         $742      $1,270       $2,718
-----------------------------------------------------------------
Class P shares        $186         $575      $  990       $2,150
-----------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

     Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
     (i) The date of inception for each class are as follows: A -11/4/93; and C -7/15/96.

     (ii) Performance for the unmanaged Lipper's Short U.S. Government Fund Index, Lipper's Intermediate U.S. Government Fund Index, and the Lehman Intermediate Government Bond Index does not reflect transaction costs or management fees.

     (iii) Represents total returns for the period 11/30/93 to 12/31/98, to correspond with class A inception date.

     (iv) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.

     MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

     12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

     THE 12b-1 PLAN FOR THE FUND WILL NOT BECOME OPERATIVE FOR CLASS A SHARES UNTIL THE CLASS A NET ASSETS REACH $100 MILLION.

     OTHER EXPENSES include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

     LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEE AND SUBSIDIZING A PORTION OF THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AND SUBSIDIZING A PORTION OF THE OTHER EXPENSES AT ANY TIME. TOTAL OPERATING EXPENSES WITH THE FEE WAIVER AND EXPENSE SUBSIDY ARE 0.47%, 1.47% AND 0.92% FOR CLASS A, C, AND P SHARES, RESPECTIVELY.

     ---------------------------------------------------------------------------

     (1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

     (2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     The Funds 3

                                                 U.S. Government Securities Fund

GOAL / APPROACH

     The fund's investment objective is high current income consistent with reasonable risk.

     To pursue its goal, the fund invests in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies or its instrumentalities. These obligations issued by U.S. Government agencies include:

       Federal Home Loan Banks

       Federal Home Loan Mortgage Corporation ("FHLMC's")

       Federal National Mortgage Association ("FNMA's")

       Federal Farm Credit Bank

       Government National Mortgage Association ("GNMA's")

       Student Loan Marketing Association

       Tennessee Valley Authority

     Such investments provide substantial protection against credit risks. Some of these securities are guaranteed as to timely payment of principal and interest.

MAIN RISKS

     The market price for U.S. Government securities is not guaranteed and will fluctuate. Such securities will not protect investors against price changes due to changing interest rates. The value of fund shares will change as the general levels of interest rates fluctuate. When interest rates decline, share value rises. When interest rates rise, share value can be expected to decline. The fund may employ other investment practices, such as investment in illiquid and other securities, that could adversely affect performance.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

     WE OR THE FUND refers to U.S. Government Securities Series ("U.S. Government Fund"), a series of Lord Abbett Investment Trust (the "company") the company operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

     ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

     REASONABLE RISK is the volatility the fund will have over time which we believe will approximate the Lehman Brothers Government Bond Index.

4 The Funds

U.S. Government Securities Fund                         Symbols: Class A - LAGVX
                                                                 Class B - LAVBX
                                                                 Class C - LAUSX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

[PERFORMANCE GRAPH]

"89"   12.7%
"90"    9.3%
"91"   16.9%
"92"    7.1%
"93"    9.2%
"94"   -4.3%
"95"   15.7%
"96"    1.6%
"97"    9.2%
"98"    7.9%
Best Qarter: 18.56% Worst Quarter: -12.78%

The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Lipper's General U.S. Government Bond Fund Index, and the Lehman Government Bond Index which has no sales charges. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

CLASS                                             1 YEAR      INCEPTION(i)
A                                                  2.70%         10.24%
--------------------------------------------------------------------------
B                                                  3.23%         6.78%
--------------------------------------------------------------------------
C                                                  7.10%         8.39%
--------------------------------------------------------------------------
Lipper's General U.S. Gov't Bond Fund Index
Lehman Gov't Bond Index(ii)                        0.00%         0.00%
--------------------------------------------------------------------------


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

=====================================================================================================
Fee Table
-----------------------------------------------------------------------------------------------------
                                                             CLASS A    CLASS B    CLASS C    CLASS P

SHAREHOLDER FEES (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------
(as a % of offering price)                                    4.75%      none       none       none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")               none       5.00%(1)   1.00%      none
-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted
from fund assets) (as a % of average net assets)(2)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")                            0.50%      0.50%      0.50%      0.50%
-----------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)                      0.35%      1.00%      1.00%      0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                             0.18%      0.18%      0.18%      0.18%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                                      1.03%      1.68%      1.68%      1.13%
-----------------------------------------------------------------------------------------------------

=====================================================================================================
Expense Example
-----------------------------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

SHARE CLASS          1 YEAR  3 YEARS   5 YEARS  10 YEARS
Class A shares        $575     $787     $1,017   $1,677
-------------------------------------------------------
Class B shares(3)     $671     $829     $1,112   $1,816
-------------------------------------------------------
Class C shares        $271     $529     $  912   $1,989
-------------------------------------------------------
Class P shares        $115     $359     $  622   $1,377
-------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $575     $787     $1,017   $1,677
-------------------------------------------------------
Class B shares(3)     $171     $529     $  912   $1,816
-------------------------------------------------------
Class C shares        $171     $529     $  912   $1,989
-------------------------------------------------------
Class P shares        $115     $359     $  622   $1,377
-------------------------------------------------------

     This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

     Past performance is not a prediction of future results.

     ---------------------------------------------------------------------------
     (i) The date of inception for each class are as follows: A -1/1/82; B -8/1/96; and C -7/15/96.

    (ii) Performance for the unmanaged Lipper's General U.S. Government Bond Fund Index and the Lehman Government Bond Index do not reflect transaction costs or management fees.


     MANAGEMENT FEE are payable to Lord Abbett for the fund's investment management.

     12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

     OTHER EXPENSES include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

     ---------------------------------------------------------------------------
     (1) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.

     (2) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

     (3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     The Funds 5

                                Your Investment

PURCHASES

     This prospectus offers three classes of shares, classes A, C and P for the Limited Duration U.S. Government Securities Fund, and four classes of shares, classes A, B, C and P for the U.S. Government Securities Fund (call 800-821-5129 to find out if P shares are available in your state). Although a fund may have more than one class of shares, these different classes represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

=========================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
(Limited Duration U.S. Government Fund only)
-----------------------------------------------------------------------------------------
                               AS A % OF             AS A % OF        TO COMPUTE OFFERING
YOUR INVESTMENT              OFFERING PRICE       YOUR INVESTMENT     PRICE DIVIDE NAV BY
-----------------------------------------------------------------------------------------
Less than $100,000               3.00%                 3.09%                .9700
-----------------------------------------------------------------------------------------
$100,000 to $249,999             2.50%                 2.56%                .9750
-----------------------------------------------------------------------------------------
$250,000 to $499,999             2.00%                 2.04%                .9800
-----------------------------------------------------------------------------------------
$500,000 to $999,999             1.50%                 1.52%                .9850
-----------------------------------------------------------------------------------------
$1,000,000 to $2,999,999         1.00%                 1.01%                .9900
-----------------------------------------------------------------------------------------
$3,000,000 to $9,999,999         0.50%                 0.50%                .9950
-----------------------------------------------------------------------------------------
$10,000,000 or more              0.25%                 0.25%                .9975
-----------------------------------------------------------------------------------------

=========================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
(U.S. Government Securities Fund Only)
-----------------------------------------------------------------------------------------
                               AS A % OF             AS A % OF        TO COMPUTE OFFERING
YOUR INVESTMENT              OFFERING PRICE       YOUR INVESTMENT     PRICE DIVIDE NAV BY
-----------------------------------------------------------------------------------------
Less than $50,000                4.75%                 4.99%                .9525
-----------------------------------------------------------------------------------------
$50,000 to $99,999               4.75%                 4.99%                .9525
-----------------------------------------------------------------------------------------
$100,000 to $249,999             3.75%                 3.90%                .9625
-----------------------------------------------------------------------------------------
$250,000 to $499,999             2.75%                 2.83%                .9725
-----------------------------------------------------------------------------------------
$500,000 to $999,999             2.00%                 2.04%                .9800
-----------------------------------------------------------------------------------------
$1,000,000 and over              No Sales Charge                            .9900
-----------------------------------------------------------------------------------------

     NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

     Share classes

     CLASS A

       normally offered with a front-end sales charge

     CLASS B

       no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

       automatically convert to class A shares after eight years

     CLASS C

       no front-end sales charge

       higher annual expenses than class A shares

       a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

     CLASS P

       available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

6 Your Investment

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

       RIGHTS OF ACCUMULATION -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

       STATEMENT OF INTENTION -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends and distributions are not included. A statement of intention can be backdated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

       purchases of $1 million or more *

       purchases by Retirement Plans with at least 100 eligible employees *

       purchases under a Special Retirement Wrap Program *

       purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

       purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     * These categories may be subject to a Contingent Deferred Sales Charge ("CDSC").

     CLASS A SHARE CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

       redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     CLASS B SHARE CDSC (U.S. GOVERNMENT SECURITIES FUND ONLY). The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

     CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

     To minimize the amount of any CDSC, the fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

     3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

     RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

     LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

     BENEFIT PAYMENT DOCUMENTATION. (class A only)

       under $50,000 - no documentation necessary

       over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

                                                               Your Investment 7

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
(U.S. Government Securities Fund only)
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                            CONTINGENT DEFERRED SALES CHARGE
THE DAY ON WHICH THE                         ON REDEMPTIONS (AS A % OF AMOUNT
PURCHASE ORDER WAS ACCEPTED                  SUBJECT TO CHARGE)

On                               Before
--------------------------------------------------------------------------------
                                 1st                       5.0%
--------------------------------------------------------------------------------
1st                              2nd                       4.0%
--------------------------------------------------------------------------------
2nd                              3rd                       3.0%
--------------------------------------------------------------------------------
3rd                              4th                       3.0%
--------------------------------------------------------------------------------
4th                              5th                       2.0%
--------------------------------------------------------------------------------
5th                              6th                       1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                     None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

     The class B share CDSC generally will be waived under any one of the following conditions:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

       Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

       redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.

     CLASS C SHARE CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of the shares.

     CLASS P SHARES. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

       Regular account (Limited Duration U.S. Government Securities Fund)    $1,000
       (U.S. Government Securities Fund)                                       $500

       Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                            $250

       Uniform Gifts to Minors Account                                         $250

     IMPORTANT INFORMATION. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

8 Your Investment

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     NAME OF FUND
     P.O. Box 419100
     Kansas City, MO 64141

     PROPER FORM. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

     BY EXCHANGE. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC" or "Class C Share CDSC."

DISTRIBUTIONS AND TAXES

     Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Each fund expects to pay such income dividends to shareholders monthly. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

     ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

                                                          Your Investment      9

     The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
FEDERAL TAXABILITY OF DISTRIBUTIONS

Type of                     Tax rate for taxpayer       Tax rate for taxpayer subject
distribution                subject to 15% bracket      to 28% bracket or above
-------------------------------------------------------------------------------------
INCOME                      Ordinary Income             Ordinary Income
DIVIDENDS                   Rate                        Rate
-------------------------------------------------------------------------------------
SHORT-TERM                  Ordinary Income             Ordinary Income
CAPITAL GAINS               Rate                        Rate
-------------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAINS               10%                         20%

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     ANNUAL INFORMATION--Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
For investing

INVEST-A-MATIC     You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost       your fund account by means of automatic money transfers from
averaging)         your bank checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC         You can make regular withdrawals from most Lord Abbett
WITHDRAWAL         funds. Automatic cash withdrawals can be paid to you from
PLAN ("SWP")       your account in fixed or variable amounts. To establish a
                   plan, the value of your shares must be at least $10,000,
                   except for Retirement Plans for which there is no minimum.
                   Your shares must be in non-certificate form.

CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                   SWP request. For class B share redemptions over 12% per
                   year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in
                   this situation.

CLASS B AND        Redemption proceeds due to a SWP for class B and class C
C SHARES           shares will be redeemed in the order described under
                   "Purchases."

-------------------------------------------------------------------------------

     TAXES ON TRANSACTIONS. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

     Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

     Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

     Lord Abbett offers a variety of Retirement Plans.

     Call 800-253-7299 for information about:

       Traditional, Rollover, Roth and Education IRAs

       Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

       Defined Contribution Plans

10 Your Investment


OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application
     (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling
     800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes.
     Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     SALES AND SERVICE COMPENSATION. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized
     Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

     12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett
     Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                              Your Investment 11
     class C shares for activities that are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

     The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1% for the U.S. Government Securities Fund. Lord Abbett waived its management fee for Limited Duration U.S. Government Securities Fund. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND AND U.S. GOVERNMENT SECURITIES FUND. Lord Abbett uses a team of portfolio managers and analysts acting together to manage each fund's investments. Robert Gerber, Partner, of Lord Abbett and Portfolio Manager of each fund heads the team, the other senior members of which include Walter H. Prahl and Robert A Lee. Mr Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford C. Bernstein & Co. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995.

12 Your Investment

                                      For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. The fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     BORROWING. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

     ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. These may include illiquid Rule 144A securities. They may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities.

     OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each fund may deal in options on securities, securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. Each fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

     In addition, the use of options and financial futures transactions to achieve a fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assumed.

     PORTFOLIO SECURITIES LENDING. Each fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The funds will limit their securities loans to 30% of their total assets.

     REPURCHASE AGREEMENTS. Each fund may enter into Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

                                                         For More Information 13

     REVERSE REPURCHASE AGREEMENTS. Each fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a U.S. government security to a securities dealer or bank for cash and also agrees to repurchase the same security at a set price later. Reverse repurchase agreements expose a fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the fund), but this risk is greatly reduced because the fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements also involves the use of leverage, in that the fund may reinvest the cash it receives in additional securities. Each fund will attempt to minimize this risk by managing its duration. A fund's reverse repurchase agreements will not exceed 20% of the fund's net assets.

GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     ELIGIBLE MANDATORY DISTRIBUTIONS. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

14 For More Information

     To give another example, if a redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the president of the Corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND ADVISORY PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

     Global political and economic uncertainties triggered a worldwide "flight to quality" that pushed U.S. Treasury bond yields significantly lower during the fall months. Within this environment, high-quality alternatives to U.S. Treasuries, such as mortgaged-backed agency securities, became extremely attractive because they provided superior relative yields without a significant increase in market risk. Both the U.S. Government Securities Fund and Limited Duration U.S. Government Securities Fund emphasized mortgage-backed securities, such as FNMAs, FHLMCs, collateralized mortgage obligations (CMOs) and commercial-backed securities (CMBS). We believe that because mortgage-backed security prices have significantly lagged the Treasury market rally, they represent good value for investors. Because we expect that current bond market volatility is likely to continue in the months ahead, we will take the opportunity during periods of low relative prices to add to our overweighting of mortgage-backed securities.

     GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

       In the case of the estate -

         Robert A. Doe
         Executor of the Estate of
         John W. Doe

         [DATE]

         SIGNATURE GUARANTEED
         MEDALLION GUARANTEED
         NAME OF GUARANTOR
         /s/ David R. Levy
         ------------------------
         AUTHORIZED SIGNATURE
         (960)       X9003470
         SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                                      SR

       In the case of the corporation - ABC Corporation

       Mary B. Doe
       By Mary B. Doe, President

       [DATE]

         SIGNATURE GUARANTEED
         MEDALLION GUARANTEED
         NAME OF GUARANTOR
         /s/ David R. Levy
         ------------------------
         AUTHORIZED SIGNATURE
         (960)       X9003470
         SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                                      SR

     YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

     Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and therefore Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.

                                                         For More Information 15

Limited Duration U.S. Government Securities Fund

Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

===================================================================

                                                                          CLASS A SHARES
                                                 ---------------------------------------------------------------
                                                   Period Ended November 30,       Period Ended October 31,
                                                 -------------------------------   -----------------------------
Per Share Operating Performance:                 1998         1997      1996(d)     1996     1995     1994(a)
NET ASSET VALUE, BEGINNING OF PERIOD            $4.40        $4.42     $4.39       $4.53    $4.44    $4.85
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
 Net investment income                            .26(e)       .25(e)    .0174       .1912    .2316    .2650
----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                      .04         (.02)      .0333      (.0751)   .1017   (.4123)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                  .30          .23       .0507       .1161    .3333   (.1473)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
  Dividends from net investment income           (.24)        (.25)     (.0207)     (.2561)  (.2433)  (.2627)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $4.46        $4.40     $4.42       $4.39    $4.53    $4.44
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  7.06%        5.46%     1.15%(c)    2.67%    8.16%   (3.09)%(c)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and reimbursement   0.47%(f)     0.51%(f)  0.11%(c)    1.81%    1.40%    0.89%(c)
----------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and reimbursement   1.38%        1.40%     0.13%(c)    2.73%    1.71%    0.89%(c)
----------------------------------------------------------------------------------------------------------------
  Net investment income                          5.86%        5.81%     0.41%(c)    4.58%    5.62%    5.61%(c)
================================================================================================================

                                                            CLASS C SHARES
                                                 -----------------------------------
                                                       Period Ended November 30,
Per Share Operating Performance:                 1998     1997     1996(d)  1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD            $4.40    $4.42    $4.39    $4.34
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
 Net investment income                            .22(e)   .21(e)   .0138    .0667
------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------
  gain (loss) on investments                      .05     (.02)     .0342    .0515
------------------------------------------------------------------------------------
Total from investment operations                  .27      .19      .0480    .1182
------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------
 Dividends from net investment income            (.20)    (.21)    (.0180)  (.0682)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $4.47    $4.40    $4.42    $4.39
------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  6.23%    4.45%    1.09%(c) 2.98%(c)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement    1.35%(f) 1.44%(f) 0.19%(c) 0.69%(c)
------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursement    2.26%    2.32%    0.21%(c) 0.77%(c)
------------------------------------------------------------------------------------
 Net investment income                           4.94%    4.84%    0.33%(c) 1.26%(c)
====================================================================================

                                                 Period Ended November 30,         Period Ended October 31,
                                               ----------------------------      -----------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:               1998     1997     1996(d)        1996       1995       1994
NET ASSETS, END OF PERIOD (000)                $11,000  $10,276  $12,696        $12,735     $8,922    $10,256
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        346.67%  343.53%  175.98%        340.62%     222.00%   895.63%
-------------------------------------------------------------------------------------------------------------

(a) Commencement of offering respective class shares (class A - November 4, 1993 and; class C - July 15, 1996).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

(d) For the month ended November 30, 1996.

(e) Calculated using average shares outstanding during the period.

(f) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.

    See Notes to Financial Statements.

16 Financial Information

Limited Duration U.S. Government Securities Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in Lipper's Short U.S. Government Fund Index, Lipper's Intermediate U.S. Government Fund Index, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions.


[GRAPH]


               Fiscal Year-end 11/30
     The fund (class A shares) at net asset value
     The fund (class A shares) maximum offering price(1)
     Lehman Intermediate Government Bond Index(2)

========================================================================
               Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending November 30, 1998

                       1 YEAR              10 YEARS (OR LIFE)
------------------------------------------------------------------------
Class A(3)             3.70%                      7.76%
------------------------------------------------------------------------
Class C(1)             8.47%                      8.82%
------------------------------------------------------------------------

     (1) This shows total return applicable to class C shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return.

     (2) Performance for the unmanaged Lipper's U.S. Government Fund Index, Lipper's Intermediate U.S. Government Fund Index, and Lehman Intermediate Government Bond Index does not reflect transaction costs, management fees or sales charges.

     (3) The class A and C shares were first offered on 11/4/93 and 7/15/96, respectively. For class A shares, performance is at net asset value.


                                                        Financial Information 17

                                                 U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

====================================================================================================
                                                                 CLASS A SHARES
                                         -----------------------------------------------------------
                                                             Year Ended November 30,
Per Share Operating Performance:            1998         1997         1996       1995       1994
NET ASSET VALUE, BEGINNING OF YEAR         $2.59        $2.63        $2.73      $2.59      $3.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
 Net investment income                       .17(d)       .20(d)       .215       .235       .247
----------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------
  gain (loss) on investments                 .05         (.03)        (.105)      .136      (.3685)
----------------------------------------------------------------------------------------------------
Total from investment operations             .22          .17          .11        .371      (.1215)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
 Dividends from net investment income       (.17)        (.21)        (.21)      (.231)     (.246)
----------------------------------------------------------------------------------------------------
 Distribution from net realized gain         --           --           --         --        (.0425)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $2.64        $2.59        $2.63      $2.73      $2.59
----------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                             8.86%        6.67%        4.41%     14.89%     (4.24)%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------
 Expenses                                   0.96%(e)     0.92%(e)     0.88%      0.90%      0.90%
----------------------------------------------------------------------------------------------------
 Net investment income                      6.36%        7.82%        8.12%      8.85%      8.92%
----------------------------------------------------------------------------------------------------
====================================================================================================

========================================================================================================
                                                 CLASS B SHARES                   CLASS C SHARES
                                         -------------------------------  ------------------------------
                                             Year Ended November 30,          Year Ended November 30,
Per Share Operating Performance:          1998       1997       1996(a)    1998       1997       1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD     $2.58      $2.63      $2.57      $2.59      $2.63      $2.55
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------
 Net investment income                     .14(d)     .18(d)     .063       .15(d)     .18(d)     .066
--------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------
  gain (loss) on investments               .07       (.04)       .060       .06       (.03)       .085
--------------------------------------------------------------------------------------------------------
Total from investment operations           .21        .14        .123       .21        .15        .151
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
 Dividends from net investment income     (.15)      (.19)      (.063)     (.15)      (.19)      (.071)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $2.64      $2.58      $2.63      $2.65      $2.59      $2.63
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                           8.49%      5.47%      5.45%(c)   8.47%      5.86%      6.49%(c)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------
 Expenses                                 1.66%(e)   1.64%(e)   0.48%(c)   1.62%(e)   1.55%(e)   0.60%(c)
--------------------------------------------------------------------------------------------------------
 Net investment income                    5.36%      6.77%      2.21%(c)   5.69%      7.25%      2.60%(c)
--------------------------------------------------------------------------------------------------------
========================================================================================================

===============================================================================================================
                                                                Year Ended November 30,
                                     --------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:        1998           1997           1996           1995           1994
NET ASSETS, END OF YEAR (000)          $1,902,404     $2,286,412     $2,907,291     $3,272,865     $3,232,012
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  440.49%        712.82%        820.59%        544.31%        790.57%
---------------------------------------------------------------------------------------------------------------

(a) Commencement of offering respective class shares (class B - August 1, 1996 and; class C - July 15, 1996).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Calculated using average shares outstanding during the period.
(e) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.
     See Notes to Financial Statements.


18   Financial Information

                                                 U.S. Government Securities Fund

LINE GRAPH COMPARISON - U.S. Government Securities Fund

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both the Lipper's General U.S. Government Bond Fund Index and the Lehman Government Bond Index, assuming reinvestment of all dividends and distributions.

-------------------------------------------------------------------------------

[GRAPH]

                Fiscal Year-end 11/30
     The fund (class A shares) at net asset value
     The fund (class A shares) maximum offering price(1)
     Lipper's General U.S. Government Bond Fund Index(2)

===============================================================================

               Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending November 30, 1998

                                           1 YEAR       10 YEARS (OR LIFE)
--------------------------------------------------------------------------
Class A(1)                                  3.70%             7.76%
--------------------------------------------------------------------------
Class B(2)                                  4.15%             6.98%
--------------------------------------------------------------------------
Class C(3)                                  8.47%             8.82%
--------------------------------------------------------------------------


-------------------------------------------------------------------------------
     (1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return.

     (2) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).

     (3) The class C shares were first offered on 7/15/96. Performance is at net asset value.



                                                     Financial Information    19

COMPENSATION FOR YOUR DEALER - Limited Duration U.S. Government Securities Fund

===========================================================================================================================
                                              FIRST YEAR COMPENSATION

                             Front-end
                             sales charge           Dealer's
                             paid by investors      concession             Service fee(1)         Total compensation(2)
Class A investments          (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)
===========================================================================================================================
Less than $100,000                  3.00%                 2.50%                0.00%                 2.50%
---------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                 2.50%                 2.25%                0.00%                 2.25%
---------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                 2.00%                 1.75%                0.00%                 1.75%
---------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                 1.50%                 1.25%                0.00%                 1.25%
---------------------------------------------------------------------------------------------------------------------------
$1,000,000 - $2,999,999             1.00%                 1.00%                0.00%                 1.00%
---------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $9,999,999             0.50%                 0.50%                0.00%                 0.50%
---------------------------------------------------------------------------------------------------------------------------
Over $10 million                    0.25%                 0.25%                0.00%                 0.25%
===========================================================================================================================
Class C investments                              Paid at time of sale (% of net asset value)
---------------------------------------------------------------------------------------------------------------------------
All amounts               no front-end sales charge       0.75%                0.25%                 1.00%
---------------------------------------------------------------------------------------------------------------------------
Class P investments                              Percentage of average net assets
---------------------------------------------------------------------------------------------------------------------------
All amounts               no front-end sales charge       0.25%                0.20%                 0.45%
===========================================================================================================================
                             ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
---------------------------------------------------------------------------------------------------------------------------
All amounts               no front-end sales charge        none                0.00%                 0.00%
---------------------------------------------------------------------------------------------------------------------------
Class C investments                              Percentage of average net assets(3)
---------------------------------------------------------------------------------------------------------------------------
All amounts               no front-end sales charge        0.65%               0.25%                 0.90%
---------------------------------------------------------------------------------------------------------------------------
Class P investments                              Percentage of average net assets
---------------------------------------------------------------------------------------------------------------------------
All amounts               no front-end sales charge        0.25%               0.20%                 0.45%
---------------------------------------------------------------------------------------------------------------------------


(1) The class A share 12b-1 Plan for the Limited Duration U.S. Government Securities Fund will go into effect on the first day of the calendar quarter subsequent to the fund's net assets reaching $100 million at which time for the following categories: over $1 million, or a retirement plan -- 100 or more eligible employees, or a special retirement wrap program, authorized institutions will receive concessions as set forth on the U.S. Government Securities Fund chart on the next page for such categories.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) With respect to class C and P shares, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of C shares for fixed-income funds, such as Limited Duration U.S. Government Securities Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares.



20   Financial Information

COMPENSATION FOR YOUR DEALER - U.S. Government Securities Fund

===========================================================================================================================
                                              FIRST YEAR COMPENSATION

                             Front-end
                             sales charge           Dealer's
                             paid by investors      concession             Service fee(1)         Total compensation(2)
Class A investments          (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)
===========================================================================================================================
Less than $50,000                   4.75%                 4.00%                0.25%                 4.25%
---------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                   4.75%                 4.25%                0.25%                 4.50%
---------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                 3.75%                 3.25%                0.25%                 3.50%
---------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                 2.75%                 2.50%                0.25%                 2.75%
---------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                 2.00%                 1.75%                0.25%                 2.00%
---------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
---------------------------------------------------------------------------------------------------------------------------
First $5 million             no front-end sales charge    1.00%                0.25%                 1.25%
---------------------------------------------------------------------------------------------------------------------------
Next $5 million above that   no front-end sales charge    0.55%                0.25%                 0.80%
---------------------------------------------------------------------------------------------------------------------------
Next $40 million above that  no front-end sales charge    0.50%                0.25%                 0.75%
---------------------------------------------------------------------------------------------------------------------------
Over $50 million             no front-end sales charge    0.25%                0.25%                 0.50%
===========================================================================================================================
Class B investments                                 Paid at time of sale (% of net asset value)
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge    3.75%                0.25%                 4.00%
===========================================================================================================================
Class C investments
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge    0.75%                0.25%                 1.00%
---------------------------------------------------------------------------------------------------------------------------
Class P investments                                 Percentage of average net assets
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge    0.25%                0.20%                 0.45%
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================

                                     ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge     none                0.25%                 0.25%
===========================================================================================================================
Class B investments                                 Percentage of average net assets(4)
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge     none                0.25%                 0.25%
===========================================================================================================================
Class C investments
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge     0.65%               0.25%                 0.90%
---------------------------------------------------------------------------------------------------------------------------
Class P investments                                 Percentage of average net assets
---------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge     0.25%               0.20%                 0.45%
---------------------------------------------------------------------------------------------------------------------------


(1) The service fee for class A shares is paid quarterly and for class A shares may not exceed 0.15% if sold prior to September 1, 1985. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of class C shares for fixed-income funds, such as U.S. Government Securities Fund, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such funds' shares.



                                                       Financial Information 21






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

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

     More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the funds, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and each fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Investment Trust -
       Limited Duration U.S. Government Securities Series
       U.S. Government Securities Series

     The General Motors Building
     767 Fifth Avenue
     New York, NY 10153-0203
     --------------------------
     SEC file number: 811-7988


     To obtain information:

     BY TELEPHONE. Call the funds at:
     800-426-1130

     BY MAIL. Write to the funds at:
     The Lord Abbett Family of Funds
     767 Fifth Avenue
     New York, NY 10153-0203

     VIA THE INTERNET.
     LORD, ABBETT & CO.
     http://www.lordabbett.com

     Text only versions of fund documents can be viewed online or downloaded from:

     SEC
     http://www.sec.gov

     You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

     LAIT-1-499
     (4/99)

===============================================================================

Lord Abbett

Core Fixed Income Fund
Strategic Core Fixed Income Fund

Class Y Shares
Prospectus
April 1, 1999

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

Class Y shares of each fund are neither offered to the general public nor available in all states through the Mutual Fund Advisory Program. Please call 800-821-5129 for further information.

Table of Contents

                                     The Funds                          Page
                                     Goal/Approach                       2
                                     Main Risks                          3
Information about past               Core Fixed Income Fund              4
performance, fees and expenses       Strategic Core Fixed Income Fund    5

                                     Your Investment

Information for managing             Purchases                           6
your fund account                    Redemptions                         7
                                     Distributions and Taxes             7
                                     Services For Fund Investors         8
                                     Management                          8

                                     For More Information

How to learn more                    Other Investment Techniques         9
about the funds                      Glossary of Shaded Terms           10
                                     Recent Performance                 10

                                     Financial Information

Financial highlights                 Core Fixed Income Fund             11
and line graph comparison

How to learn more about the          Back Cover
funds and other Lord Abbett funds

Core Fixed Income Fund
Strategic Core Fixed Income Fund

The Funds

GOAL/APPROACH


     Each fund seeks income and capital appreciation to produce a high total return. In doing this, each fund will attempt to keep its exposure to interest rate changes generally in line with that of the bond market generally. it will do that by managing its duration. Duration is a statistical concept that measures a portfolio's exposure to interest rate changes. The higher a fund's duration, the more sensitive it is to interest rate risk.

     Both funds attempt to manage, but not eliminate, interest rate risk by maintaining the average duration of the securities they hold within two years of the duration of the Lehman Brothers Aggregate Bond Index (currently _ years). Thus, each fund expects to have exposure to interest rate risk (or volatility) approximating an average duration falling within a range of _ and _ years. Using the average duration of the Lehman Brothers Aggregate Bond Index (currently _ years) as the center, the funds will establish their average duration range periodically by extending two years above and below the center.

     The Core Fixed Income Fund will invest in three sectors of the fixed-income securities markets: U.S. government securities, mortgage-backed securities, and investment grade debt securities. Lord Abbett will allocate the fund's assets among these three sectors seeking incremental yield advantages. There are no limits on allocations among these sectors.

     The Strategic Core Fixed Income Fund will invest in five sectors of the fixed-income securities markets: U.S. government securities, mortgage-backed securities, investment grade debt securities, high yield debt securities, and foreign debt securities. Lord Abbett will allocate the fund's assets among these five sectors seeking incremental yield advantages. The fund will not invest more than 20% of its net assets in high yield debt securities. Also, it will not invest more than 20% of its assets in foreign debt securities.

     Each fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have portfolio turnover rates substantially in excess of 100%. The funds do not expect these strategies to have significant transaction costs or adverse tax consequences.


     WE OR THE FUND refers to Lord Abbott Core Fixed Income Fund ("Core Fixed Income Fund") or Lord Abbott Strategic Core Fixed Income Fund ("Strategic Core Fixed Income Fund"), each a portfolio of Lord Abbott Investment Trust (the "company"). The funds operate under the supervision of the company's Board, with the advice of Lord, Abbott & Co. ("Lord Abbett"), their investment manager.

     ABOUT EACH FUND. Each fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. They strive to reach their stated goals, although as with all funds, they cannot guarantee results.

     U.S. GOVERNMENT SECURITIES are obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     MORTGAGE-BACKED SECURITIES directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The price of a mortgage-backed security may be significantly affected by changes in interest rates. Some mortgage-backed securities have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

     FOREIGN DEBT SECURITIES include obligations of foreign governments, their agencies and instrumentalities, and fixed-income securities of other issuers denominated in foreign-currency. Foreign securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign securities may trade on days when a fund does not value them so that fund share prices could be affected on days an investor can-not purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes, credit risk and different accounting and settlement practices.


2  The Funds

MAIN RISKS

     Both funds face interest rate risk, credit risk, and prepayment risk. In addition, the Strategic Core Fixed Income Fund faces currency risk.



       INTEREST RATE RISK -- Generally, the prices of fixed-income securities rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a bond or other debt security, the greater the effect a change in interest rates is likely to have on the instrument's price. Both funds expect to have exposures to interest rate changes approximating that of the overall bond market.

       CREDIT RISK -- The lower-rated bonds, including high yield and foreign debt securities, in which the Strategic Core Fixed Income Fund invests involve risks that the interest and principal payments may not be made. Some issuers may default as to principal and/or interest payments after the fund purchases their securities.

       PREPAYMENT RISK -- If interest rate movements cause either fund's mortgage-backed securities and callable securities to be paid off substantially earlier than expected, the fund's share price or yield could be hurt.

       CURRENCY RISK -- Because it invests in foreign securities, the Strategic Core Fixed Income Fund faces the risk that unfavorable changes in currency exchange rates could reduce the fund's share price.

     An investment in each fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in each fund, but you also have the potential to make money.

     INVESTMENT GRADE DEBT SECURITIES are, at the time of purchase, rated in one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or determined by Lord Abbett to be equivalent in quality.

     HIGH YIELD DEBT SECURITIES or "junk bonds" are rated BB/Ba or lower or unrated and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

     You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.





                                                                     The Funds 3

Core Fixed Income Fund

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                                 AWAITING DATA


================================================================================
The table below shows a comparison of the fund's class Y average annual total return to that of the Lehman Brothers Aggregate Bond Index. Fund returns assume reinvestment of dividends and distributions at net asset value. All periods end on December 31, 1998.

CLASS                                           1 YEAR            INCEPTION(i)
Y                                               0.00.%                0.00.%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond lndex(ii)        0.00.%                0.00.%
-------------------------------------------------------------------------------

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------------------------------
Fee table
-----------------------------------------------------------------------------------------------------
                                                                                      CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------
(as a % of offering price)                                                             none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")                                        none
-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets) (as a % of average net assets)(1)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                     0.50%
-----------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                                                      0.30%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                                                               0.80%
-----------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You would pay the same expenses, assuming you kept your shares.

SHARE CLASS                       1 YEAR                  3 YEARS
Class Y shares                    $80                     $0
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


     Past performance is not a prediction of future results.
     ------------------------------------------
     (i) The date of inception of class Y is 12/10/97.

     (ii) Performance for the unmanaged Lehman Brothers Aggregate Bond Index does not reflect transaction costs or management fees.

     MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

     OTHER EXPENSES include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.
     ------------------------------------------
     (1) The annual operating expenses are based on estimated amounts for the current fiscal year.


4 The Funds

Strategic Core Fixed Income Fund

PAST PERFORMANCE

     Because the fund is new, information regarding past performance is not available.

FEES AND EXPENSES

     This table describes the fees and expenses that you may Pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------------------------------
                                                                                       CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                               none
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")                                          none
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets) (as a % of average not assets)(1)
--------------------------------------------------------------------------------------------------------
Management Fees (see "Management")                                                       0.50%
--------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                                                        0.26%
--------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                 0.76%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Expense example
-------------------------------------------------------------------------------
This example, like that in other fund's prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You would pay the same expenses, assuming you kept your shares.

SHARE CLASS                              1 YEAR
Class Y Shares                           $76
-----------------------------------------------


This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

     MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

     OTHER EXPENSES include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.
     ------------------------------------------
     (1) The annual operating expenses are based on estimated amounts for the current fiscal year

                                                                     The Funds 5

Your Investment


PURCHASES

     CLASS Y SHARES. Class Y shares are purchased at net asset value ("NAV") with no sales charge of any kind. The NAV of our shares is calculated every business day as of the close of the New York Stock Exchange. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or any part of the offering made by this Prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (i) certain authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Advisory Programs"), (ii) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (iii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $20 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the funds to the fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for Mutual Fund Advisory Programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number
     - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your account number and your name.



     NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

     LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

6 Your Investment

REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

DISTRIBUTIONS AND TAXES

     Each fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Each fund expects to pay income dividends and capital gain distributions, if any, once a year, usually in December. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash.

     The tax status of distributions is the same regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:


-------------------------------------------------------------------------------
Federal Taxability Of Distributions
Type of            Tax rate for taxpayer          Tax rate for taxpayer subject
distribution       subject to 15% bracket         to 28% bracket and above
-------------------------------------------------------------------------------
INCOME                                            Ordinary
DIVIDENDS          15%                            income rate
-------------------------------------------------------------------------------
SHORT-TERM                                        Ordinary
CAPITAL GAINS      15%                            income rate
-------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAINS      10%                            20%
-------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

     IMPORTANT INFORMATION. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identifica-tion number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

     ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     TAXES ON TRANSACTIONS. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

     Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                               Your Investment 7

     ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Shareholders with the same last name and address will receive quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the funds.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30,1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1% for both the Core Fixed Income Fund and the Strategic Core Fixed Income Fund. The fee payable to Lord Abbett by each fund will being the year subsequent to commencement of operations.

     Lord Abbett uses a team of portfolio managers and analysts acting to manage the company's investments. Robert Gerber, Partner of Lord Abbett, Executive Vice President of the company and Portfolio Manager of each fund, heads the team, the senior members of which include Walter Prahl and Robert Lee. Mr. Gerber joined Lord Abbett in 1997 as Director of High Grade Fixed Income. Before joining Lord Abbett, Mr. Gerber was a Senior Portfolio Manager of Sanford C. Bernstein & Co. for five years. Messrs. Prahl and Lee joined Lord Abbett in _ and _, respectively. Before joining Lord Abbett, Mr Prahl was ___, since _. Before joining Lord Abbett, Mr. Lee was _, since _.

     Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

       Traditional, Rollover, Roth and Education IRAs

       Simple IRAs, SEP-IRAs,401(k) and 403(b) accounts

       Defined Contribution Plans

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

8 Your Investment

For More Information

OTHER INVESTMENT TECHNIQUES

     ADJUSTING INVESTMENT EXPOSURE. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. The fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     DIVERSIFICATION. Each fund is a diversified fund, which means that with respect to 3/4 of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

     FOREIGN SECURITIES. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities may trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

     ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

     In addition the use of options and financial futures transactions to achieve a funds' investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assumed.

     PORTFOLIO SECURITIES LENDING. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 33 1/3% of its total assets.

     REPURCHASE AGREEMENTS. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

     WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. Each fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund


                                                          For More Information 9
     would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.

     YANKEES. Each fund may invest in the securities of foreign issuers payable in U.S. dollars issued inside the U.S. that are included the Lehman Brothers Aggregate Bond Index.

GLOSSARY OF SHADED TERMS

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering class Y shares.

     LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     MUTUAL FUND ADVISORY PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE

     Because Core Fixed Income Fund and Strategic Core Fixed Income Fund are new, information regarding recent performance is not available.


     GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

       In the case of the estate -

       Robert A. Doe
       Executor of the Estate of
       John W. Doe

       [Date]


     SIGNATURE GUARANTEED
     MEDALLION GUARANTEED
     NAME OF GUARANTOR
     /s/ David R. Levy
     --------------------------
     AUTHORIZED SIGNATURE
     (960)       X9003470
     Securities Transfer Agents Medallion Program'TM'
                                                  SR

       In the case of the corporation ABC Corporation

       /s/ Mary B. Doe

       By Mary B. Doe, President

       [Date]

     SIGNATURE GUARANTEED
     MEDALLION GUARANTEED
     NAME OF GUARANTOR
     /s/ David R. Levy
     --------------------------
     AUTHORIZED SIGNATURE
     (960)       X9003470
     Securities Transfer Agents Medallion Program'TM'
                                                  SR

     YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

     While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix it are on-going, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.

10 Financial Information

                         Financial Information

                                                         Core Fixed Income Fund

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

-------------------------------------------------------------------------------
                                                       CLASS Y SHARES
                                                -------------------------------
                                                   Year Ended November 30,
Per Share Operating Performance:                1998                    1997(a)
NET ASSET VALUE, BEGINNING OF YEAR              $0.00                   $0.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
 Net investment income                           0.00                    0.00
-------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------
   gain (loss) on investments                    0.00                    0.00
-------------------------------------------------------------------------------
Total from investment operations                 0.00                    0.00
-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
 Dividends from net investment income           (0.00)                  (0.00)
-------------------------------------------------------------------------------
 Distributions from net realized gain             --                      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $0.00                   $0.00
-------------------------------------------------------------------------------
TOTAL RETURN(b)                                  0.00%                   0.00%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------
 Expenses excluding waiver                       0.00%                   0.00%
-------------------------------------------------------------------------------
 Net investment income                           0.00%                   0.00%
===============================================================================

                                                   Year Ended November 30,
                                                -------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:              1998                    1997
NET ASSETS, END OF YEAR (000)                  $0,000                  $0,000
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         0.00%                   0.00%
-------------------------------------------------------------------------------

(a) From December 10, 1997 commencement of operations.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount less than 0.01%.
(d) Not annualized.

See Notes to Financial Statements.



                                                        Financial Information 11

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.
-------------------------------------------------------------------------------

                                 Awaiting Data

-------------------------------------------------------------------------------


                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending November 30, 1998

                   1 YEAR                  5 YEARS           10 YEARS (OR LIFE)
-------------------------------------------------------------------------------
Class A(4)          4.40%                   4.66%                  7.65%
-------------------------------------------------------------------------------
Class B(5)          4.49%                    --                    7.25%
-------------------------------------------------------------------------------
Class C(6)          8.80%                    --                    9.15%
-------------------------------------------------------------------------------

--------------------------------
(1) Reflects the deduction of the maximum initial sales charge of 4.75%

(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges.

(3) Source: Lipper Analytical Services.

(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class Y share inception date is 12/10/97.


12 Financial Information

===============================================================================



     More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the funds, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and each fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

     Core Fixed Income Fund
     Strategic Core Fixed Income Fund

     The General Motors Building
     767 Fifth Avenue
     New York, NY 10153-0203
     --------------------------
     SEC file number: 811-7988

     To obtain information:

     BY TELEPHONE. Call the funds at:
     800-426-1130

     BY MAIL. Write to the funds at:
     The Lord Abbett Family of Funds
     767 Fifth Avenue
     New York, NY 10153-0203

     VIA THE INTERNET
     LORD ABBETT & CO.
     http://www.lordabbett.com

     Text only versions of fund documents can be viewed online or downloaded from:

     SEC
     http://www.sec.gov

     You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

     LAPROSP-Y-1-499
     (4/99)

===============================================================================

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                         APRIL 1, 1999



                          LORD ABBETT INVESTMENT TRUST

                        U.S. GOVERNMENT SECURITIES SERIES
               LIMITED DURATION U.S. GOVERNMENT SECURITIES SERIES
                                 BALANCED SERIES
                                 HIGH YIELD FUND

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 1999.

Lord Abbett Investment Trust (referred to as the "Company") was organized as a Delaware business trust on August 16, 1993. The Company's trustees have authority to create separate classes and funds of shares of beneficial interest, without further action by shareholders. The Company includes six funds, four of which are discussed in this Statement of Additional Information: U.S. Government Securities Fund, Limited Duration U.S. Government Securities Fund, Balanced Fund and High Yield Fund. The U.S. Government Securities Fund, Balanced Fund and High Yield Fund each offers four classes of shares: Classes A, Class B, C and P; Limited Duration U.S.Government Securities Fund offers three : Classes A, C and P . All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or funds may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Company or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


            TABLE OF CONTENTS                                              Page

           1.   Investment Policies........................................  2
           2.   Trustees and Officers......................................  5
           3.   Investment Advisory and Other Services ....................  8
           4.   Portfolio Transactions.....................................  9
           5.   Purchases,  Redemptions  and Shareholder Services.......... 10
           6.   Past Performance........................................... 18
           7.   Taxes...................................................... 19
           8.   Information About the Company.............................. 20
           9.   Financial Statements....................................... 20
           10.  Appendix................................................... 21


                                       1.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

We are subject to the following investment restrictions, which cannot be changed without approval of a majority of our outstanding shares. Each fund may not: (1) borrow money, except that (i) each fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts)); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and for the Balanced Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. government, its agencies and instrumentalities); (8) issue senior securities to the extent such issuance would violate applicable law or (9) (with respect to the U.S. Government Securities Fund only) invest in securities other than U.S. government securities, as described in the Prospectus.

Compliance with these restrictions will be determined at the time of purchase or sale of such securities and will not be affected by changes in the market value of portfolio securities

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each fund also is subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. Each fund may not: (1) borrow in excess of 33 1/3 % of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the fund's' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the fund or by one or more partners or members of the Company's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Series'fund's total assets (included within such limitation, but not to exceed 2% of the funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such fund.

Although there is no current intention to do so, each fund may invest in financial futures and options on financial futures.

INVESTMENT TECHNIQUES

LENDING PORTFOLIO SECURITIES

Each fund may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the fund's total assets. The fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, each fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Company.

By lending portfolio securities, each fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. government securities or other forms of non-cash collateral are used as security. Each fund will comply with the following conditions whenever it loans securities: (i) the fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the fund must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

Each fund (except, High Yield Fund) may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the fund have a total value in excess of the value of the repurchase agreement.) Each fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Mmanagement intends to limit repurchase agreements for each fund to transactions with dealers and financial institutions believed by management to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the fund otherwise may invest.

WHEN-ISSUED TRANSACTIONS (applicable to High Yield?)

As stated in the Prospectus, each fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

AVERAGE DURATION

The Limited Duration Government fund limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the fund invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Funds' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

PORTFOLIO TURNOVER

For the fiscal year ended November 30, 1998, the portfolio turnover rate for the
U.S. Government Securities Fund was       % as compared to 712.82% for the
previous year;        % for the Limited Duration Government Fund compared to
343.53% for the year ended November 30, 1997      %;       % for the Balanced
Fund as compared to 216.07% for the year ended ended November 30, 1997.

As discussed above, each fund may purchase U.S. government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

                                       2.

                              TRUSTEES AND OFFICERS

The following Trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the fund's outside trustees. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside trustees. No trustees of the fund associated with Lord Abbett and no officer of the fund received any compensation from the fund for acting as a trustee or officer.


                                 For the Fiscal Year Ended November 30, 1998
                                 -------------------------------------------
       (1)                        (2)                           (3)                            (4)

                                                            Pension or                    For Year Ended
                                                            Retirement Benefits           December 31, 1998
                                                            Accrued by the                Total Compensation
                              Aggregate                     Company and                   Accrued by the Company and
                              Compensation                  All Other Lord                All Other Lord
                              Accrued by                    Abbett-sponsored              Abbett-sponsored
Name of Board Member          the Companies(1)              Companies(2)                  Companies(3)
-------------------------     ----------------              ------------                  ------------

E. Thayer Bigelow             $                             $17,068                       $56,000
William H. T. Bush*           $                             $none                         $none
Robert B. Calhoun, Jr.**      $                             $none                         $none
Stewart S. Dixon              $                             $32,190                       $55,000
John C. Jansing               $                             $45,085(4)                    $55,000
C. Alan MacDonald             $                             $30,703                       $57,400
Hansel B. Millican, Jr.       $                             $37,747                       $55,000
Thomas J. Neff                $                             $19,853                       $56,000

 *Elected as of August 13, 1998.
**Elected as of June 17, 1998.

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored funds for the twelve months ended November 30, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998 The amounts of the aggregate compensation payable by the fund as of November 30, 1998 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed
   investments, were: Mr. Bigelow, $      ; Mr. Dixon, $      ; Mr. Jansing,
   $      ; Mr. MacDonald, $      ; Mr. Millican, $      and Mr. Neff,       .
   If the amounts deemed invested in fund shares were added to each director's actual holdings of fund shares as of November 30, 1998, each would own, the
   following: Mr. Bigelow,        shares; Mr. Dixon,         shares; Mr.
   Jansing,        shares; Mr. McDonald,        shares; Mr. Millican,
   shares; and Mr. Neff,        shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Gerber, Hilstad, Hudson , Morris and Towle are partners of Lord Abbett; the others are employees.

EXECUTIVE VICE PRESIDENTS:

Christopher J. Towle, age 41 (with Lord Abbett since 1988 and has over 17 years of investment experience)

Robert Gerber, age 44 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)

Robert G. Morris, age 54

VICE PRESIDENTS:

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Zane E. Brown, age 47

Daniel E. Carper, age 47

W. Thomas Hudson, age 57

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert A. Lee, age 29 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)

A.Edward Oberhaus III, age 39

Keith F. O'Connor, age 43

Walter H. Prahl, age 40 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)

TREASURER:

Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (I) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the fund outstanding and entitled to vote at the meeting.

As of            , 1999 our officers and directors, as a group, owned less than
1% of our outstanding shares. As of          , 1999 there were no record holders
of 5% or more of the fund's outstanding shares.



                                       3.

                     INVESTMENT ADVISORY AND OTHER SERVICES


The services performed by Lord Abbett are described under "Management" in the Prospectus. Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% (in the case of the U.S. Government Securities Fund and the Limited Duration U.S. Government Securities Fund), .75 of 1% (in the case of the Balanced Fund) and .60 of 1% (in the case of the High Yield Fund). These fees are allocated among the classes of each fund based on the class' proportionate share of each fund's average daily net assets.

Each fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND
The management fees paid to Lord Abbett by the Limited Duration U.S. Government Fund for the fiscal years ended October 31, 1996, November 30, 1997, and
November 30, 1998 amounted to $9,897,$2,770, and $           , respectively. For
the one month period ended November 30, 1996 the management fee paid to Lord Abbett by the Limited Duration U.S. Government Fund was $2,770. For the fiscal year ended October 31, 1996, the one month period ended November 30, 1996, the fiscal years ended November 30, 1997 and November 30, 1998, Lord Abbett waived
$28,804, $2,657, $54,884, and $          in management fees for the Limited
Duration U.S. Government Fund.

BALANCED FUND
The management fees paid to Lord Abbett by the Balanced Fund for the fiscal years ended October 31, 1996, November 30, 1997, and November 30, 1998 were $8,607, $48,151, and $-------- respectively. For the one month period ended November 30, 1996, the management fee paid to Lord Abbett by the Balanced Fund was $2,240. With respect to the Balanced Fund, for the fiscal year ended October 31, 1996, the one month period ended November 30, 1996, the fiscal years ended November 30, 1997 and November 30, 1998, Lord Abbett waived $53,375, $4,638,
$65,087, and $       in management fees.

U.S. GOVERNMENT SECURITIES FUND
The management fees paid to Lord Abbett by the U.S. Government Securities Fund for the fiscal years ended October 31, 1996, November 30, 1997 and November 30,
1998 were $15,053,629, $12,500,454, and $         , respectively. For the one
month period ended November 30, 1996, the management fee paid to Lord Abbett by
the U.S. Government Securities Fund was $          .

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each fund, including the examination of financial statements included in our annual report to shareholders.

Bank of New York, 40 Wall Street, New York, New York, is the Company's custodian.

                                       4.

                             PORTFOLIO TRANSACTIONS

Each fund expects that purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, each fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Each fund's policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of a fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management a fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal year ended November 30, 1998, the Limited Duration U.S. Government Securities Fund, U.S. Government Securities Fund and the High Yield Fund paid no commissions to independent brokers. For the fiscal year ended November 30, 1998, the Balanced Fund paid total commissions to independent
brokers of $        .

                                       5.

                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

Securities in each fund's portfolio are valued at their market values as of the close of the New York Stock Exchange ("NYSE"). Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded or, if there is no sale, at the mean between the last bid and asked prices on such exchange or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. With respect to the Balanced Fund, all assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Company. The Board of Trustees will monitor, on an ongoing basis, the Company's method of valuation.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases."

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class B and Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.

The offering price of Class A shares of the U. S. Government Securities Fund, the Limited Duration U.S. Government Fund, the Balanced Fund and the High Yield Fund on November 30, 1998 were computed as follows:



                                                                                                    U.S.
                                                Limited Duration                                    Government
                                                Government                 Balanced                 Securities
                                                Fund                       Fund                     Fund
                                                ----------------           --------                 ----------


Net asset value per share (net assets divided
  by shares outstanding)........                  $4.40                    $12.80                   $2.59

Maximum offering price per share - net asset




 value divided by (.9700 for Limited
  Duration Government Fund
   and U. S. Government Securities Fund)
   and (.9525 for Balanced Fund and High
   Yield Fund)                                 $4.54                       $13.44                   $2.72


The Company has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the fund, and to make reasonable efforts to sell fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Since commencement of operations, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Limited Duration U.S. Government Securities Fund and the Balanced Fund as follows:


                         Yr Ended           Month Ended       Yr Ended        Yr Ended
                         10/31/96           11/30/96          11/30/97        11/30/98
                         --------           --------          --------        --------

Gross sales charge       $140,941            $8,059           $269,184         $

Amount allowed
to dealers               $123,303            $7,068          $233,663          $
                         --------         ---------          --------

Net Commissions received
by Lord  Abbett          $ 17,638            $ 991           $ 35,521          $
                         ========         ========           ========



For the fiscal years ended , 1996 , 1997, and 1998, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Acquired Fund (and subsequent to July 12, 1996, the U.S. Government Securities Fund) as follows:

                                1996           1997           1998
                                ----           ----           ----

Gross sales charge              $4,248,800     $1,469,770

Amount allowed
to dealers                      $3,623,071     $1,259,215
                                ----------     ----------

Net Commissions received
by Lord Abbett                  $625,729       $210,555
                                ========       ========


CONVERSION OF CLASS B SHARES. The conversion of Class B shares of the U.S. Government Securities Fund and the High Yield Fund on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. This Prospectus offers four classes designed Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as

"Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Company a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Company a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that thea fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the nd and Class C shareholders.

CLASS A, B, C AND P RULE 12b-1 PLANS. As described in the Prospectus, the Company has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Classes: the "A Plan," the "B Plan" the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class's shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Company.

During the last fiscal year, the Company accrued or paid through Lord Abbett to authorized institutions $6,368,420 under the A Plan, $93,175 under the B Plan and $1,929,168 under the C Plan. Both the B Plan and the C Plans were adopted by the FundCompany subsequent to its last fiscal year.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Company's Board of Trustees and of the Company trustees who are not interested persons of the Fundcompany and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the appropriate class and the approval of a majority of the trustees including a majority of the Company's outside trustees. Each Plan may be terminated at any time by vote of a majority of the 's outside trustees or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES (ALL FUNDS). As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a fund has paid the one-time 1% distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES (U.S. GOVERNMENT SECURITIES FUND, BALANCED FUND, AND HIGH YIELD
FUND). As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Anniversary of                Contingent Deferred Sales Charge
Purchase             on Redemptions (As % of Amount Subject to Charge)

Before the 1st.........................5.0%
On the 1st, before the 2nd.............4.0%
On the 2nd, before the 3rd.............3.0%
On the 3rd, before the 4th.............3.0%
On the 4th, before the 5th.............2.0%
On the 5th, before the 6th ............1.0%
On or after the 6th anniversary........None


In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES (ALL FUNDS). As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this fund's Class C shares.

GENERAL. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. In the case of Class A and Class C shares, the CDSC is received by the fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the und being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the corresponding class of the funds' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fundfund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option referred to in (g) above at any time, we plan that on June 1, 1997 the net asset value transfer privilege will be terminated, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan with respect to the U.S. Government Securities Fund only,. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Company to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.

                                   PERFORMANCE

Each fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.0% with respect to the Balanced Fund and 4.75% with respect to the Limited Duration Government Fund, U.S. Government Securities Fund and High Yield Fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of the U.S. Government Securities Fund and the High Yield Fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Series'fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above, the total annual return for the U.S. Government Securities Fund for the fiscal year ended October 31, 1996, the one-month period ended November 30,
1996, the fiscal years ended November 30, 1997 and November 30, 1998 were     %,
    %,     % and     % for the Class A shares. The total return for the Limited
Duration U.S. Government Securities Fund for the fiscal year ended October 31, 1996, the one-month period ended November 30, 1996 and fiscal years ended November 30, 1997 and

November 30, 1998 were     %,     %,     % and     % for the Class A shares. The
total return for the Balanced Fund for the fiscal year ended October 31, 1996, the one-month period ended November 30, 1996 and fiscal years ended November 30,
1997 and November 30, 1998 were     %,     %,     % and     % for the Class A
shares.

The total return for Class B shares of the U.S. Government Securities Fund for the period August 1, 1996 to November 30, 1996, and the fiscal years ended
November 30, 1997 and November 30, 1998 were     %,     %,     %, respectively.
The total return for Class B shares of the Balanced Fund for the period May 1,
1998 to November 30, 1998 was     %.

The total return for Class C shares of the Limited Duration U.S. Government Securities Fund for the period July 15, 1996 to October 31, 1996, the one month period ended November 30, 1996 and fiscal years ended November 30, 1997 and
November 30, 1998 were 1.97%, 0.09$, 4.40% and     %, respectively. The total
return for Class C shares of the Balanced Fund for the same periods were 6.72%,
3.65%, 13.10% and     %, respectively. The total return for Class C shares of
the U.S. Government Securities Fund for same periods were 5.34%, 5.90% and %, respectively.

Each fund's yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the fund's dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the fund's at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended November 30, 1998, the
Limited Duration Government Fund and Balanced Fund yields were     % and      %,
respectively.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the a fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.

                                      TAXES

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of fund shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the fund will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of each fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of United States gift and estate taxes to non-United States persons who own fund shares.

                                       8.

                          INFORMATION ABOUT THE COMPANY

SHAREHOLDER LIABILITY. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company or any fund and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

GENERAL. The assets of the Company received for the issue or sale of the shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each fund, and constitute the underlying assets of such fund. The underlying assets of each fund are recorded on the books of account of the fund, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the fund. Expenses with respect to the fund are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Company, the holders of the shares of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

Under the Company's Declaration of Trust, the trustees may, upon shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company or any fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company or any fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company or any fund, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.

                              FINANCIAL STATEMENTS

The financial statements for fiscal year ended November 30, 19978 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 1998 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.

                                    APPENDIX

                  CORPORATE BOND RATINGS (HIGH YIELD FUND ONLY)

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' in the least degree of speculation and 'CCC' the highest. such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be us the filing of a bankruptcy petition if debt service payments are jeopardized.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 1999

                          LORD ABBETT INVESTMENT TRUST
                            CORE FIXED INCOME SERIES
                       STRATEGIC CORE FIXED INCOME SERIES

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 1999.

Lord Abbett Investment Trust (referred to as the "Company") was organized as a Delaware business trust on August 16, 1993. The Company's trustees have authority to create separate classes of shares of beneficial interest and separate funds without further action by shareholders. The Company has six funds, two of which are discussed in this Statement of Additional Information:
Core Fixed Income Series ("Core Fixed Income Fund") and Strategic Core Fixed Income Series ("Strategic Core Fixed Income Fund"), both of which offer only one class of shares: Class Y. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or funds may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund.

Shareholder inquiries should be made by writing directly to the Company or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

            TABLE OF CONTENTS                                         Page

            1.  Investment Policies                                   2
            2.  Trustees and Officers                                 5
            3.  Investment Advisory and Other Services                8
            4.  Portfolio Transactions                                9
            5.  Purchases, Redemptions and Shareholder Services       10
            6.  Past Performance                                      11
            7.  Taxes                                                 11
            8.  Information About the Company                         12
            9.  Financial Statements                                  13



                                       1.

                               Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
We are subject to the following investment restrictions, which cannot be changed without approval of a majority of our outstanding shares. Each fund may not: (1) borrow money, except that (i) each fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts)); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. government, its agencies and instrumentalities and (ii) mortgage-backed securities); and (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these restrictions will be determined at the time of purchase or sale of such securities and will not be affected by changes in the market value of portfolio securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. Each fund may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the fund or by one or more partners or members of the fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the fund's total assets (included within such limitation, but not to exceed 2% of the fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such fund.

Although there is no current intention to do so, each fund may invest in financial futures and options on financial futures.

INVESTMENT TECHNIQUES

FOREIGN CURRENCY HEDGING TECHNIQUES. Strategic Core Fixed Income Fund may use various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. Strategic Core Fixed Income Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency or, in the alternative, the fund may use a cross-hedging technique whereby it sells another currency which the fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The fund may also purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies, including those of most of the developed countries. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to a limit of 5% of the fund's net assets.

A call option written by the fund gives the purchaser, upon payment of a premium, the right to purchase from the fund a currency at the exercise price until the expiration of the option. The fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the fund or in such cross currency (referred to above) to cover such call writing.

LENDING PORTFOLIO SECURITIES. Each fund may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the fund's total assets. The funds' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, each fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund.

By lending portfolio securities, each fund may can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. government securities or other forms of non-cash collateral are used as security. Each fund will comply with the following conditions whenever it loans securities: (i) the fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the fund has knowledge of a material event adversely affecting the investment in the loaned securities, the fund must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS. Each fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the fund must have a total value in excess of the value of the repurchase agreement.) Each fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the funds to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for the funds to transactions with dealers and financial institutions believed to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which a fund otherwise may invest.

WHEN-ISSUED TRANSACTIONS. As stated in the Prospectus, each fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by a fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value of fixed-income when-issued securities. At the time a fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

AVERAGE DURATION. Each fund limits its average dollar weighted portfolio duration to a range of between two years more than and two years less than the Lehman Brothers Aggregate Bond Index. Since this index currently has a duration of ___ years, this range currently is between ___ years and ___ years. However, many of the securities in which each fund invests will have remaining durations in excess of ___ years.

Some of the securities in each fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, each fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining each fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

PORTFOLIO TURNOVER. For the fiscal year ended November 30, 1998, the Core Fixed Income Fund's portfolio turnover rate was __%. The portfolio turnover rate for the Strategic Core Fixed Income Fund's first year of operation is expected to be within a range of 100% - 1,000%. As discussed above, each fund may purchase securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). If the funds use this investment technique, it is expected to contribute significantly to the portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

                                       2.

                              TRUSTEES AND OFFICERS

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and also is an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is a "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Company's outside trustees. The third column sets forth information with respect to the equity-based benefits accrued for outside trustees/directors maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside trustees/directors. No trustee of the Company associated with Lord Abbett and no officer of the Company received any compensation from the Company for acting as a trustee or officer.


                             For the Fiscal Year Ended November 30, 1998
                             -------------------------------------------

                                                  Pension or               For Year Ended
                                                  Retirement Benefits      December 31, 1998
                                                  Accrued by the           Total Compensation
                              Aggregate           Company and              Accrued by the Company and
                              Compensation        Twelve Other Lord        Twelve Other Lord
                              Accrued by          Abbett-sposored          Abbett-sponsored
Name of Trustee               the Fund(1)         Companies(2)             Companies(3)
----------------              -----------         ------------             ------------

E. Thayer Bigelow             $                   $17,068                  $56,000
William H. T. Bush*           $                   $none                    None
Robert B. Calhoun**           $                   $none                    None
Stewart S. Dixon              $                   $32,190                  $55,000
John C. Jansing               $                   $45,085(4)               $55,000
C. Alan MacDonald             $                   $30,703                  $57,400
Hansel B. Millican,           $                   $37,747                  $55,000




Thomas J. Neff                $                   $19,853                  $56,000



 *Elected trustee as of August 13, 1998.
**Elected trustee as of June 17, 1998.

1.Outside trustee/directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the trustees.

2.The amounts in Column 3 were accrued by the Lord Abbett-sponsored Funds for the twelve months ended November 30, 1998 with respect to the equity based plans established for independent trustees/directors directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3.This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of December 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed
  investments, were: Mr. Bigelow, $       ; Mr. Bush, $       ; Mr. Calhoun,
  $       ; Mr. Dixon, $       ; Mr. Jansing, $       ; Mr. MacDonald,
  $       ; Mr. Millican, $        and Mr. Neff, $       . If the amounts
  deemed invested in Company shares were added to each director's actual holdings of Company shares as of December 31, 1998, each would own the
  following: Mr. Bigelow,         shares; Mr. Bush,         shares; Mr.
  Calhoun,         shares; Mr. Dixon,         shares; Mr. Jansing,
  shares; Mr. McDonald,         shares; Mr. Millican,         shares; and Mr.
  Neff,         shares.

4.Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

EXECUTIVE VICE PRESIDENTS:

Christopher J. Towle, age 41 (with Lord Abbett since 1988 and has over 17 years of investment experience)

Robert Gerber, age 44 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)

Robert G. Morris, age 54

VICE PRESIDENTS:

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Zane E. Brown, age 47

Daniel E. Carper, age 47

W. Thomas Hudson, age 57

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997--formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert A. Lee, age 29 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)

A.Edward Oberhaus III, age 39

Keith F. O'Connor, age 43

Walter H. Prahl, age 40 (wirh Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)

TREASURER:

Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the series outstanding and entitled to vote at the meeting.

As of          ,1999, our officers and trustees, as a group, owned less than 1%
of the outstanding shares of Core Fixed Income Fund and less than 1% of
Strategic Core Fixed Income Fund. As of           1999, there were no record
holders of 5% or more of the fund's outstanding shares.

                                       3.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% for each the Core Fixed Income Fund and Strategic Core Fixed Income Fund. These fees are allocated among the classes of each fund based on the class' proportionate share of each fund's average daily net assets.

Each fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

The management fee paid to Lord Abbett by the Core Fixed Income Fund for the
fiscal year ended November 30, 1998 amounted to $       . For the Strategic Core
Fixed Income Fund for the same period, the management fee paid to Lord Abbett
amounted to $       .

Although not obligated to do so, Lord Abbett may waive all or part of its management fees and or may assume other expenses of each fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Company and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Company, including the examination of financial statements included in our annual report to shareholders.

Bank of New York, 40 Wall Street, New York, New York, is the Company's custodian.

                                       4.

                             PORTFOLIO TRANSACTIONS

The funds expect that purchases and sales of their portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the funds usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Each fund's policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the funds, conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of each fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal year ended November 30, 1998, the Core Fixed Income Fund and Strategic Core Fixed Income Fund paid no commissions to independent brokers.

                                       5.

                 PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES

With respect to the foreign assets of the Strategic Core Fixed Income Fund, all assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Company. The Board of Trustees will monitor, on an ongoing basis, each fund's method of valuation.

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases."

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors (Trustees).

The net asset value per share for the Class Y shares will be determined by taking Class Y shares net assets and dividing by shares outstanding. Our Class Y shares will be offered at net asset value.

The offering price of Class Y shares of the funds for the period indicated below were computed as follows:


                                                              November 30, 1998

                                                   Core Fixed Income Fund       Strategic Core
                                                   ----------------------       Fixed Income Fund
                                                                                -----------------

Net asset value per share (net assets divided
  by shares outstanding)..........                         $xx.xx                    $xx.xx

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CLASS Y SHARE EXCHANGES. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of

Lord Abbett Investment Trust - Core Fixed Income Fund, Strategic Core Fixed Income Fund, Bond-Debenture Fund, Developing Growth Fund, and Mid-Cap Value Fund.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares (Affiliated Fund, Small-Cap Fund, Growth Opportunities Fund, and High Yield Fund), and 60 shares (International Fund). Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.

                                   PERFORMANCE

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

CLASS Y SHARE PERFORMANCE. Using the computation method described above, Core Fixed Income Fund's total return for Class Y shares for the period from
inception (         ) to November 30, 1998 was      %. For the period from
inception (           ) to November 30, 1998, the total return for the Strategic
Core Fixed Income Fund was     %.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.

                                      TAXES

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of fund shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distribution designated by a fund as a "capital gains distribution" which you received with respect to such shares. Losses on the sale of fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by each fund will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

The Strategic Core Fixed Income Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that fund shareholders who are subject to United States federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the fund.

Gains and losses realized by the fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the fund, including a 30% (or lower treaty rate) U.S. withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of U.S. gift and estate taxes to non-U.S. persons who own fund shares.

                                       8.

                          INFORMATION ABOUT THE COMPANY

SHAREHOLDER LIABILITY. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company or any series (or fund) and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

GENERAL. The assets of the Company received for the issue or sale of the shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each fund, and constitute the underlying assets of such fund. The underlying assets of each fund are recorded on the books of account of the Company, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the Company. Expenses with respect to the Company are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Company, the holders of the shares of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

Under the Company's Declaration of Trust, the trustees may, upon shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company or any fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company or any fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company or any fund, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics, which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the Company to the extent contemplated by the recommendations of such Advisory Group.



                                       9.

                              FINANCIAL STATEMENTS

The financial statements for fiscal year ended November 30, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 1998 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C  OTHER INFORMATION

Item 23  Exhibits

     (a) Articles of Incorporation. Incorporated by reference.
     (b) By-Laws. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A on December 30, 1998.
     (c) Instruments Defining Rights of Security Holders. Incorporated by reference.
     (d) Investment Advisory Contracts. Incorporated by reference.
     (e) Underwriting Contracts. Incorporated by reference.
     (f) Bonus or Profit Sharing Contracts. Incorporated by reference.
     (g) Custodian Agreements. Incorporated by reference.
     (h) Other Material Contracts. Incorporated by reference.
     (i) Legal Opinion. Incorporated by reference.
     (j) Other Opinions. Consent of Independent Auditors.
     (k) Omitted Financial Statements. Incorporated by reference.
     (l) Initial Capital Agreements. Incorporated by reference.
     (m) Rule 12b-1 Plan. Incorporated by reference.
     (n) Financial Data Schedule.
     (o) Rule 18f-3 Plan. Incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund

         None.

Item 25. Indemnification

         The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

         The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and
         (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment manager and/or principal underwriter for twelve other Lord Abbett open-end investment companies (of which it is principal underwriter for thirteen), and, as of September 30, 1998, as investment adviser to approximately 8,330 private accounts. Other than acting as Trustees (directors) and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

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Item 27. Principal Underwriter

(a)      Lord Abbett Affiliated Fund, Inc.
         Lord Abbett Bond-Debenture Fund, Inc.
         Lord Abbett Mid-Cap Value Fund, Inc.
         Lord Abbett Developing Growth Fund, Inc.
         Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett Government Securities Money Market Fund, Inc. Lord Abbett Tax-Free Income Trust
         Lord Abbett Global Fund, Inc.
         Lord Abbett Equity Fund
         Lord Abbett Series Fund, Inc.
         Lord Abbett Research Fund, Inc.
         Lord Abbett Securities Trust

         Investment Advisor
         American Skandia Trust (Lord Abbett Growth and Income Portfolio)

(b)      The partners of Lord, Abbett & Co. are:


         Name and Principal     Positions and Offices
         Business Address       with Registrant
         ----------------       ---------------
         Robert S. Dow          Chairman and President
         Robert I. Gerber       Executive Vice President
         Robert G. Morris       Executive Vice President
         Paul A. Hilstad        Vice President & Secretary
         Zane E. Brown          Vice President
         Daniel E. Carper       Vice President
         W. Thomas Hudson, Jr.  Vice President


         The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington, Christopher Towle and John J. Walsh.

         Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

(c)      Not applicable

Item 28. Location of Accounts and Records

         Registrant maintains the records, required by Rules 31a-1(a) and (b), and 31a-2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a-1(f) and 31a-2(e) at its main office.

         Certain records such as correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. Management Services

         None.

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


Item 30. Undertakings

(a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(b) The Registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 31th day of March, 1999.

                                                  BY:  /s/ Lawrence H. Kaplan
                                                       ------------------------
                                                       Lawrence H. Kaplan
                                                       Vice President


                                            LORD ABBETT INVESTMENT TRUST

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                                  Title                               Date
----------                                  -----                               ----



                               Chairman, President
/s/ Robert S. Dow*               and Director/Trustee                        March 31, 1999
________________________       ____________________________                  ______________
Robert S. Dow


/s/ E. Thayer Bigelow*         Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
E. Thayer Bigelow


/s/ William H. T. Bush*        Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
William H. T. Bush


/s/ Robert B. Calhoun, Jr*.    Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
Robert B. Calhoun, Jr.


/s/ Stewart S. Dixon*          Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
Stewart S. Dixon


/s/ John C. Jansing*           Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
John C. Jansing


/s/ C. Alan MacDonald*         Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
C. Alan MacDonald


/s/ Hansel B. Millican, Jr*.   Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
Hansel B. Millican, Jr.


/s/ Thomas J. Neff*            Director/Trustee                              March 31, 1999
________________________       ____________________________                  ______________
Thomas J. Neff





*BY:    /s/ Lawrence H. Kaplan
        ______________________
        Lawrence H. Kaplan
        Attorney-in-Fact

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The trademark symbol shall be expressed as............................. 'TM'



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